UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to §240.14a-12

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA PARTNERS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS, INC.

VOYA VARIABLE PRODUCTS TRUST

(Name of Registrant as Specified in Its Charter)

________________________________________________________________

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]No fee required.

[	]	Fee paid previously with preliminary materials.
[	]	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

VOYA GOVERNMENT MONEY MARKET PORTFOLIO, on behalf of its series

Voya Government Money Market Portfolio

VOYA INTERMEDIATE BOND PORTFOLIO, on behalf of its series

Voya Intermediate Bond Portfolio

VOYA INVESTORS TRUST, on behalf of its series

Voya Balanced Income Portfolio	Voya Retirement Moderately Aggressive Portfolio
Voya Global Perspectives® Portfolio	Voya U.S. Stock Index Portfolio
Voya Government Liquid Assets Portfolio	Voya VACS Index Series S Portfolio
Voya High Yield Portfolio	VY® CBRE Global Real Estate Portfolio
Voya Inflation Protected Bond Plus Portfolio	VY® CBRE Real Estate Portfolio
Voya Large Cap Growth Portfolio	VY® Invesco Growth and Income Portfolio
Voya Large Cap Value Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
Voya Limited Maturity Bond Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio
Voya Retirement Aggressive Portfolio	VY® Morgan Stanley Global Franchise Portfolio
Voya Retirement Conservative Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio
Voya Retirement Moderate Portfolio	VY® T. Rowe Price Equity Income Portfolio
VOYA PARTNERS, INC., on behalf of its series
Voya Global Bond Portfolio	Voya Solution 2055 Portfolio
Voya Global Insights Portfolio	Voya Solution 2060 Portfolio
Voya Index Solution 2025 Portfolio	Voya Solution 2065 Portfolio
Voya Index Solution 2030 Portfolio	Voya Solution 2070 Portfolio
Voya Index Solution 2035 Portfolio	Voya Solution Aggressive Portfolio
Voya Index Solution 2040 Portfolio	Voya Solution Balanced Portfolio
Voya Index Solution 2045 Portfolio	Voya Solution Conservative Portfolio
Voya Index Solution 2050 Portfolio	Voya Solution Income Portfolio
Voya Index Solution 2055 Portfolio	Voya Solution Moderately Aggressive Portfolio
Voya Index Solution 2060 Portfolio	VY® American Century Small-Mid Cap Value
Voya Index Solution 2065 Portfolio	Portfolio
Voya Index Solution 2070 Portfolio	VY® Baron Growth Portfolio
Voya Index Solution Income Portfolio	VY® Columbia Contrarian Core Portfolio
Voya International High Dividend Low Volatility	VY® Columbia Small Cap Value II Portfolio
Portfolio	VY® Invesco Comstock Portfolio
Voya Solution 2025 Portfolio	VY® Invesco Equity and Income Portfolio
Voya Solution 2030 Portfolio	VY® JPMorgan Mid Cap Value Portfolio
Voya Solution 2035 Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth
Voya Solution 2040 Portfolio	Portfolio
Voya Solution 2045 Portfolio	VY® T. Rowe Price Growth Equity Portfolio
Voya Solution 2050 Portfolio

VOYA VARIABLE FUNDS, on behalf of its series

Voya Growth and Income Portfolio

VOYA VARIABLE INSURANCE TRUST, on behalf of its series

VY® BrandywineGLOBAL – Bond Portfolio

VOYA VARIABLE PORTFOLIOS, INC., on behalf of its series

Voya Emerging Markets Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio
Voya Global High Dividend Low Volatility Portfolio	Voya Russell™ Mid Cap Index Portfolio
Voya Index Plus LargeCap Portfolio	Voya Russell™ Small Cap Index Portfolio
Voya Index Plus MidCap Portfolio	Voya Small Company Portfolio
Voya Index Plus SmallCap Portfolio	Voya U.S. Bond Index Portfolio
Voya International Index Portfolio	Voya VACS Index Series EM Portfolio
Voya Russell™ Large Cap Growth Index Portfolio	Voya VACS Index Series I Portfolio
Voya Russell™ Large Cap Index Portfolio	Voya VACS Index Series MC Portfolio
Voya Russell™ Large Cap Value Index Portfolio	Voya VACS Index Series SC Portfolio
VOYA VARIABLE PRODUCTS TRUST, on behalf of its series
Voya MidCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800)992-0180 [July 11], 2025

Dear Shareholder:

Enclosed is a notice, proxy statement and voting instruction cards for a Joint Special Meeting of Shareholders (the “Meeting”) of Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Investors Trust, Voya Partners, Inc., Voya Variable Funds, Voya Insurance Trust, Voya Variable Portfolios, Inc., and Voya Variable Products Trust (each a “Company” and collectively, the “Companies”). The Meeting is scheduled for September 11, 2025. The Meeting will be held in a virtual meeting format only. You will be able to attend and participate in the Meeting online by visiting https://viewproxy.com/voya/broadridgevsm where you will be able to listen to the Meeting live, submit questions and vote. You will need your unique control number, which is located in the box indicated by the arrow on the front of your proxy ballot. Please see the “How do I attend the virtual Meeting?” section of the proxy statement for more details regarding the virtual format of the Meeting. You will not be able to attend the meeting physically. If you were a shareholder of record of Voya Government Money Market Portfolio or Voya Intermediate Bond Portfolio or of a series of the Companies (each, a “Portfolio” and collectively, the “Portfolios”) as of the close of business on June 16, 2025, you are entitled to vote at the Meeting and any adjournment of the Meeting.

At the Meeting:

•Shareholders of each Company will be asked to elect Directors/Trustees to their respective Board of Directors/Trustees (the “Board”). Six of the ten nominees are currently Directors/Trustees of each Company; and

•Shareholders of VY® CBRE Real Estate Portfolio will be asked to approve a change in the Portfolio’s sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified,” including the elimination of the related fundamental investment restriction for the Portfolio.

The Board has unanimously approved each proposal and recommends that you vote “FOR” each proposal, and “FOR” each nominee, as described in the proxy statement.

•Your vote is important to us. Please take a few minutes to review this proxy statement and vote your shares today. We have enclosed a voting instruction card that we ask you to complete, sign, date and return as soon as possible, unless you plan to attend the Meeting. You may also vote your shares by telephone, or over the Internet or in person (virtually). Please follow the enclosed instructions to utilize any of these voting methods. If we do not receive your vote promptly, you may be contacted by a representative of the Portfolios, who will remind you to vote your shares.

Formal notice of the Meeting appears on the following pages, followed by the proxy statement (the “Proxy Statement”). Each Proposal is discussed in detail in the enclosed Proxy Statement, which you should read carefully.

Your vote is important regardless of the number of shares you own. To avoid the added cost of follow- up solicitations and possible adjournments, please take a few minutes to read the Proxy Statement and cast your vote. It is important that your vote be received no later than September 10, 2025.

We appreciate your participation and prompt response in this matter and thank you for your continued

support.

Sincerely,

[INSERT SIGNATURE]

Christian G. Wilson

President

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

VOYA GOVERNMENT MONEY MARKET PORTFOLIO, on behalf of its series

Voya Government Money Market Portfolio

VOYA INTERMEDIATE BOND PORTFOLIO, on behalf of its series

Voya Intermediate Bond Portfolio

VOYA INVESTORS TRUST, on behalf of its series

Voya Balanced Income Portfolio	Voya Retirement Moderately Aggressive Portfolio
Voya Global Perspectives® Portfolio	Voya U.S. Stock Index Portfolio
Voya Government Liquid Assets Portfolio	Voya VACS Index Series S Portfolio
Voya High Yield Portfolio	VY® CBRE Global Real Estate Portfolio
Voya Inflation Protected Bond Plus Portfolio	VY® CBRE Real Estate Portfolio
Voya Large Cap Growth Portfolio	VY® Invesco Growth and Income Portfolio
Voya Large Cap Value Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
Voya Limited Maturity Bond Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio
Voya Retirement Aggressive Portfolio	VY® Morgan Stanley Global Franchise Portfolio
Voya Retirement Conservative Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio
Voya Retirement Moderate Portfolio	VY® T. Rowe Price Equity Income Portfolio
VOYA PARTNERS, INC., on behalf of its series
Voya Global Bond Portfolio	Voya Solution 2055 Portfolio
Voya Global Insights Portfolio	Voya Solution 2060 Portfolio
Voya Index Solution 2025 Portfolio	Voya Solution 2065 Portfolio
Voya Index Solution 2030 Portfolio	Voya Solution 2070 Portfolio
Voya Index Solution 2035 Portfolio	Voya Solution Aggressive Portfolio
Voya Index Solution 2040 Portfolio	Voya Solution Balanced Portfolio
Voya Index Solution 2045 Portfolio	Voya Solution Conservative Portfolio
Voya Index Solution 2050 Portfolio	Voya Solution Income Portfolio
Voya Index Solution 2055 Portfolio	Voya Solution Moderately Aggressive Portfolio
Voya Index Solution 2060 Portfolio	VY® American Century Small-Mid Cap Value
Voya Index Solution 2065 Portfolio	Portfolio
Voya Index Solution 2070 Portfolio	VY® Baron Growth Portfolio
Voya Index Solution Income Portfolio	VY® Columbia Contrarian Core Portfolio
Voya International High Dividend Low Volatility	VY® Columbia Small Cap Value II Portfolio
Portfolio	VY® Invesco Comstock Portfolio
Voya Solution 2025 Portfolio	VY® Invesco Equity and Income Portfolio
Voya Solution 2030 Portfolio	VY® JPMorgan Mid Cap Value Portfolio
Voya Solution 2035 Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth
Voya Solution 2040 Portfolio	Portfolio
Voya Solution 2045 Portfolio	VY® T. Rowe Price Growth Equity Portfolio
Voya Solution 2050 Portfolio

VOYA VARIABLE FUNDS, on behalf of its series

Voya Growth and Income Portfolio

VOYA VARIABLE INSURANCE TRUST, on behalf of its series

VY® BrandywineGLOBAL – Bond Portfolio

VOYA VARIABLE PORTFOLIOS, INC., on behalf of its series

Voya Emerging Markets Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio
Voya Global High Dividend Low Volatility Portfolio	Voya Russell™ Mid Cap Index Portfolio
Voya Index Plus LargeCap Portfolio	Voya Russell™ Small Cap Index Portfolio
Voya Index Plus MidCap Portfolio	Voya Small Company Portfolio
Voya Index Plus SmallCap Portfolio	Voya U.S. Bond Index Portfolio
Voya International Index Portfolio	Voya VACS Index Series EM Portfolio
Voya Russell™ Large Cap Growth Index Portfolio	Voya VACS Index Series I Portfolio
Voya Russell™ Large Cap Index Portfolio	Voya VACS Index Series MC Portfolio
Voya Russell™ Large Cap Value Index Portfolio	Voya VACS Index Series SC Portfolio
VOYA VARIABLE PRODUCTS TRUST, on behalf of its series
Voya MidCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

1-800-992-0180

Scheduled for September 11, 2025

To the Shareholders:

NOTICE IS HEREBY GIVEN that a Joint Special Meeting of Shareholders (the “Meeting”) of Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Investors Trust, Voya Partners, Inc., Voya Variable Funds, Voya Insurance Trust, Voya Variable Portfolios, Inc., and Voya Variable Products Trust (collectively, the “Companies”) is scheduled for 1:00 p.m., (MST) on September 11, 2025, 2025 The Meeting will be held in a virtual meeting format only. You can attend and participate in the Special Meeting by registering online at https://www.viewproxy.com/voya/broadridgevsm/ where you will be able to listen to the Meeting live, submit questions and vote. You will need your unique control number, which is located in the box indicated by the arrow on the front of your Proxy Ballot. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register you must obtain a legal proxy and a new unique control number through your bank/broker in order to register to attend the meeting. See the “How do I attend the virtual Meetings?” section of the enclosed Proxy Statement for more details regarding the logistics of the Special Meeting, including the ability to submit question, and technical details and support related to accessing the virtual platform for the Meeting. You will not be able to attend the Meeting physically.

The Meeting is called for the following purposes:

1.Shareholders of each Company will be asked to elect Directors/Trustees to their respective Board of Directors/Trustees (the “Board”). Six of the ten nominees are currently Directors/Trustees of each Company;

2.Shareholders of VY® CBRE Real Estate Portfolio will be asked to approve a change in the Portfolio’s sub- classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified,” including the elimination of the related fundamental investment restriction for the Portfolio; and

3.To transact such other business, not currently contemplated, that may properly come before the Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

Please read the enclosed proxy statement (the “Proxy Statement”) carefully for information concerning the Proposals to be placed before the Meeting.

Shareholders of record as of the close of business on June 16, 2025, are entitled to notice of, and to vote at, the Meeting, and are also entitled to vote at any adjournments or postponements thereof. Your attention is called to the accompanying Proxy Statement.

Regardless of whether you plan to attend the Meeting, please complete, sign, and return promptly, but in no event later than September 10, 2025, the enclosed Voting Instruction Card so that a quorum will be present and a maximum number of shares may be voted. Proxies may be revoked at any time before they are exercised by submitting a revised Voting Instruction Card, by giving written notice of revocation to the Portfolios or by voting in person (virtually) at the Meeting.

By Order of the Board

[INSERT SIGNATURE]

Joanne F. Osberg

Secretary

[July 11], 2025

PROXY STATEMENT

[July 11], 2025

VOYA GOVERNMENT MONEY MARKET PORTFOLIO, on behalf of its series

Voya Government Money Market Portfolio

VOYA INTERMEDIATE BOND PORTFOLIO, on behalf of its series

Voya Intermediate Bond Portfolio

VOYA INVESTORS TRUST, on behalf of its series

Voya Balanced Income Portfolio	Voya Retirement Moderately Aggressive Portfolio
Voya Global Perspectives® Portfolio	Voya U.S. Stock Index Portfolio
Voya Government Liquid Assets Portfolio	Voya VACS Index Series S Portfolio
Voya High Yield Portfolio	VY® CBRE Global Real Estate Portfolio
Voya Inflation Protected Bond Plus Portfolio	VY® CBRE Real Estate Portfolio
Voya Large Cap Growth Portfolio	VY® Invesco Growth and Income Portfolio
Voya Large Cap Value Portfolio	VY® JPMorgan Emerging Markets Equity Portfolio
Voya Limited Maturity Bond Portfolio	VY® JPMorgan Small Cap Core Equity Portfolio
Voya Retirement Aggressive Portfolio	VY® Morgan Stanley Global Franchise Portfolio
Voya Retirement Conservative Portfolio	VY® T. Rowe Price Capital Appreciation Portfolio
Voya Retirement Moderate Portfolio	VY® T. Rowe Price Equity Income Portfolio
VOYA PARTNERS, INC., on behalf of its series
Voya Global Bond Portfolio	Voya Solution 2055 Portfolio
Voya Global Insights Portfolio	Voya Solution 2060 Portfolio
Voya Index Solution 2025 Portfolio	Voya Solution 2065 Portfolio
Voya Index Solution 2030 Portfolio	Voya Solution 2070 Portfolio
Voya Index Solution 2035 Portfolio	Voya Solution Aggressive Portfolio
Voya Index Solution 2040 Portfolio	Voya Solution Balanced Portfolio
Voya Index Solution 2045 Portfolio	Voya Solution Conservative Portfolio
Voya Index Solution 2050 Portfolio	Voya Solution Income Portfolio
Voya Index Solution 2055 Portfolio	Voya Solution Moderately Aggressive Portfolio
Voya Index Solution 2060 Portfolio	VY® American Century Small-Mid Cap Value
Voya Index Solution 2065 Portfolio	Portfolio
Voya Index Solution 2070 Portfolio	VY® Baron Growth Portfolio
Voya Index Solution Income Portfolio	VY® Columbia Contrarian Core Portfolio
Voya International High Dividend Low Volatility	VY® Columbia Small Cap Value II Portfolio
Portfolio	VY® Invesco Comstock Portfolio
Voya Solution 2025 Portfolio	VY® Invesco Equity and Income Portfolio
Voya Solution 2030 Portfolio	VY® JPMorgan Mid Cap Value Portfolio
Voya Solution 2035 Portfolio	VY® T. Rowe Price Diversified Mid Cap Growth
Voya Solution 2040 Portfolio	Portfolio
Voya Solution 2045 Portfolio	VY® T. Rowe Price Growth Equity Portfolio
Voya Solution 2050 Portfolio

VOYA VARIABLE FUNDS, on behalf of its series

Voya Growth and Income Portfolio

VOYA VARIABLE INSURANCE TRUST, on behalf of its series

VY® BrandywineGLOBAL – Bond Portfolio

VOYA VARIABLE PORTFOLIOS, INC., on behalf of its series

Voya Emerging Markets Index Portfolio	Voya Russell™ Mid Cap Growth Index Portfolio
Voya Global High Dividend Low Volatility Portfolio	Voya Russell™ Mid Cap Index Portfolio
Voya Index Plus LargeCap Portfolio	Voya Russell™ Small Cap Index Portfolio
Voya Index Plus MidCap Portfolio	Voya Small Company Portfolio
Voya Index Plus SmallCap Portfolio	Voya U.S. Bond Index Portfolio
Voya International Index Portfolio	Voya VACS Index Series EM Portfolio
Voya Russell™ Large Cap Growth Index Portfolio	Voya VACS Index Series I Portfolio
Voya Russell™ Large Cap Index Portfolio	Voya VACS Index Series MC Portfolio
Voya Russell™ Large Cap Value Index Portfolio	Voya VACS Index Series SC Portfolio
VOYA VARIABLE PRODUCTS TRUST, on behalf of its series
Voya MidCap Opportunities Portfolio	Voya SmallCap Opportunities Portfolio

(EACH SERIES A “PORTFOLIO”, COLLECTIVELY THE “PORTFOLIOS”)

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

(800) 922-0180

Joint Special Meeting of Shareholders

Scheduled for September 11, 2025

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 11, 2025

This Proxy Statement and Notice of Special Meeting are available at: www.proxyvote.com/voya

INTRODUCTION

What is happening?

On May 15, 2025, the Boards of Directors/Trustees (the “Board”) of each of Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio, Voya Investors Trust, Voya Partners, Inc., Voya Variable Funds, Voya Insurance Trust, Voya Variable Portfolios, Inc., and Voya Variable Products Trust (each a “Company,” and collectively, the “Companies”), voted to nominate ten individuals for election to the Board (the “Nominees”). The Nominees consist of the six current Directors/Trustees, as well as four individuals who are not currently serving as Directors/Trustees of a Company. You are being asked to elect the ten Nominees to the Board.

The Board also considered and recommended that shareholders of VY® CBRE Real Estate Portfolio approve a change in the Portfolio’s sub-classification under the Investment Company Act of 1940 Act, as amended, from “diversified” to “non-diversified” (the “Change of Sub-Classification”).

The Meeting is also being held to transact such other business, not currently contemplated, as may properly come before the Meeting or any adjournments or postponements thereof in the discretion of the proxies or their substitutes.

Why did you send me this booklet?

This booklet includes a Proxy Statement and a Voting Instruction Card for each Company in which you have an interest. It provides you with information you should review before providing voting instructions on the matters listed in the Notice of Meeting. The words “you” and “shareholder” are used in this Proxy Statement to refer to the person or entity that has voting rights or is being asked to provide voting instructions in connection with the shares.

Your shares have been purchased by you or at your direction through your qualified pension or retirement plan (“Qualified Plans”) or, at your direction, by your insurance company through its separate accounts (“Separate Accounts”) to serve as an investment option under your variable annuity and/or variable life contract (“Variable Contract”). The insurance companies and Qualified Plans or their trustees, as record owners of a Portfolio’s shares, are, in most cases, the true “shareholders” of the Portfolio; however, participants in Qualified Plans (“Plan Participants”) or holders of Variable Contracts (“Variable Contracts Holders”) may be asked to instruct their Qualified Plan trustee or insurance company, as applicable, as to how they would like the shares attributed to their Qualified Plan or Variable Contract to be voted. For clarity and ease of reading, references to “shareholder” or “you” throughout this Proxy Statement do not refer to the technical shareholder but rather refer to the persons who are being asked to provide voting instructions on a Proposal, unless the context indicates otherwise. Similarly, for ease of reading, references to “voting” or “vote,” in the case of Variable Contracts Holders or Plan Participants, refer to the voting instructions provided by them.

Who is eligible to vote?

Shareholders holding an investment in shares of a Company as of the close of business on June 16, 2025 (the “Record Date”) are eligible to vote or instruct their insurance company or plan trustee how to vote their shares at the Meeting or any adjournments or postponements thereof.

How do I vote?

You may submit your Voting Instruction Card in one of four ways:

•By Internet. The web address and instructions for voting can be found on the enclosed Voting Instruction Card. You will be required to provide your control number located on the Voting Instruction Card.

•By Telephone. The toll-free number for telephone voting can be found on the enclosed Voting Instruction Card. You will be required to provide your control number located on the Voting Instruction Card.

•By Mail. Mark the enclosed Voting Instruction Card, sign and date it, and return it in the postage- paid envelope we provided. Joint owners must each sign the Voting Instruction Card.

•At the Meeting Over the Internet. The Meeting will be held entirely online. Shareholders of record as of June 16, 2025, will be able to attend and participate in the Meeting by registering online at https://viewproxy.com/voya/broadridgevsm .  Even if you plan to attend the Meeting online, we recommend that you also vote by proxy as described herein so that your vote will be counted if you decide not to attend the Meeting. Please see the “How do I attend the virtual Meetings?” section below for more details regarding the logistics of the virtual format of the Meeting

To be certain your vote will be counted, a properly executed Voting Instruction Card must be received no later than 5:00 P.M., local time on September 10, 2025.

Should shareholders require additional information regarding the Meeting, they may contact the Solicitor toll-free at [ ]. (See “General Information” for more information on the Solicitor.)

How does the Board recommend that I vote?

The Board recommends that shareholders vote “FOR” each Proposal.

How do I attend the virtual Meeting?

There is no physical location for the Meeting. In order to attend the virtual Meeting, please visit https://viewproxy.com/voya/broadridgevsm and follow the instructions as outlined on the website. Shareholders whose shares are registered directly with a Portfolio in the shareholder’s name will be asked to submit their name and control number found on the shareholder’s Proxy Ballot to register to participate in and vote at the Meeting. Shareholders whose shares are held by a broker, bank or other nominee must first obtain a “legal proxy” from the applicable nominee/record holder, who will then provide the shareholder with a newly issued control number. We note that obtaining a legal proxy may take several days. Requests for registration should be received no later than [ ], 2025. Once shareholders have obtained a new control number, they must visit the website for the relevant Meeting(s) to submit their name and newly issued control number in order to register to participate in and vote at the Meeting. After shareholders have submitted their registration information, they will receive an email from the Solicitor that confirms that their registration request has been received and is under review by the Solicitor. Once shareholders’ registration requests have been accepted, they will receive (i) an email containing an event link and dial-in information to attend the Meeting, and (ii) an email with a password to enter at the event link to access the Meeting. Shareholders may vote before or during the Meeting at www.proxyvote.com/voya. Only shareholders of a Portfolio present virtually or by proxy will be able to vote, or otherwise exercise the powers of a shareholder, at the Meeting.

The virtual meeting platform is fully supported across browsers (Microsoft Edge, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Shareholders should ensure that they have a strong Wi-Fi connection wherever they intend to participate in a Meeting. Shareholders should also give themselves plenty of time to log in and ensure that they can hear audio prior to the start of the Meeting.

Access to the audio webcast of the Meeting. The live audio webcast of the Meeting to elect members of the Board will begin promptly at 1:00 p.m. (MST) on September 11, 2025. If the Meeting is adjourned or postponed, any adjournments or postponements will also be held virtually. Online access to the audio webcast will open approximately thirty minutes prior to the start of the Meeting to allow time for you to log in and test the computer audio system. We encourage shareholders to access the Meeting prior to the start time.

Log in Instructions. To attend the Meeting, Shareholders must register at https://www.viewproxy.com/voya/broadridgevsm/ .  Shareholders will need the event password which will be provided in their registration confirmation.

Beneficial Owners. If you hold your shares through an intermediary, such as a bank or broker, you must register in advance to attend the Meeting. To register you must obtain a legal proxy and a new control number

How can I obtain more information about the Portfolios?

Should you have any questions about the Portfolios, please do not hesitate to contact Shareholder Services toll free at (800) 992-0180. A copy of the current prospectus, Statement of Additional Information (“SAI”), annual report, and semi-annual report is available, without charge, on the Internet at http://www.voyafunds.com/literature or by contacting the Portfolios at:

Voya Funds

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258-2034

PROPOSAL 1: ELECTION OF DIRECTORS/TRUSTEES

All Portfolios

What Is Proposal 1?

The purpose of this Proposal is to elect Directors/Trustees to serve on the Board. The Board has nominated ten individuals (each a “Nominee,” and collectively, the “Nominees”) for election as Directors/Trustees of the Companies. Shareholders of each Company are asked to elect the Nominees as Directors/Trustees, effective on [ ], 2025 or upon shareholder approval, whichever is later (the “Election Effective Date”) each to serve until their death, resignation, or retirement, or until a successor is duly elected and qualified.

The Board currently consists of six Directors/Trustees: Colleen D. Baldwin, John V. Boyer, Martin J. Gavin, Joseph E. Obermeyer, Sheryl K. Pressler and Christopher P. Sullivan (the “Current Independent Trustees”). In addition, the Board has nominated Jody T. Foster, Dennis Johnson, Mark R. Wetzel and Christian G. Wilson each of whom is not currently a member of the Board. Each of Ms. Foster and Messrs. Johnson and Wetzel has served as an independent consultant to the Board since November 2023. Each Nominee, except for Mr. Wilson, is not an “interested person” of any of the Companies, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). Such individuals are commonly referred to as “Independent Directors/Trustees.” Mr. Wilson, currently the President and Chief/Principal Executive Officer of each Company, is deemed to be an “interested person” of each Company because of his current affiliation with Voya Financial, Inc., and Voya Financial, Inc.’s affiliates.

The Companies’ Nominating and Governance Committee, which consists solely of Independent Directors/Trustees, and which, among other things, identifies and recommends to the Board candidates it proposes for nomination to fill Independent Director/Trustee vacancies on the Board, reviewed the qualifications, experience, and background of the Nominees. Based upon this review, the Nominating and Governance Committee recommended each of Mses. Baldwin, Pressler and Foster and Messrs. Boyer, Gavin, Obermeyer, Sullivan, Johnson and Wetzel to the Board as a candidate for nomination as an Independent Director/Trustee. Management recommended Mr. Wilson to the Board as a candidate for nomination as an Interested Director/Trustee. At a meeting of the Board held on May 15, 2025, after discussion and further consideration of the matter, the Board voted to nominate the Nominees for election by shareholders.

In evaluating potential candidates to fill Independent Director/Trustee vacancies on the Board, the Nominating and Governance Committee considered a variety of factors. Specific qualifications of candidates for Board membership were based on the needs of the Board at the time of nomination.

Each Nominee has consented to serve as a Director/Trustee and to being named in this Proxy Statement.

Who are the Nominees and what are their qualifications?

Each Nominee’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Portfolios, were a significant factor in the determination that the individual should be nominated to serve as a Director/Trustee Below is a summary of each Nominee’s professional experience and additional considerations that contributed to the Board’s conclusion that such Director/Trustee should be nominated to serve as a Director/Trustee of the Companies:

Independent Director/Trustee Nominees

Colleen D. Baldwin has been a Director/Trustee of each Company and a board member of other investment companies in the Voya family of funds since 2007. She currently serves as the Chairperson of the Companies’ Investment Review Committee (“IRC”) E since January 1, 2025, and prior to that, she served as the Chairperson of the Boards of Directors/Trustees of the Voya family of funds from 2020 to 2024. Prior to that, she served as the Chairperson of the Company’s IRC E from 2014 to 2019 and as the Chairperson of the Companies’ Nominating and Governance Committee from 2009 through 2013. Ms. Baldwin has been a Board member of Stanley Global Engineering since 2020 and President of Glantuam Partners, LLC, a business consulting firm, since 2009. Prior to that, she served in senior positions at the following financial services firms: Chief Operating Officer for Ivy Asset Management, Inc. (2002-2004), a hedge fund manager; Chief Operating Officer and Head of Global Business and Product Development for AIG Global Investment Group (1995-2002), a global investment management firm; Senior Vice President at Bankers Trust Company (1994-1995); and Senior Managing Director at J.P. Morgan & Company (1987-1994). Ms. Baldwin began her career in 1981 at AT&T/Bell Labs as a systems analyst. Ms. Baldwin holds a B.S. from Fordham University and an M.B.A. from Pace University.

John V. Boyer has been a Director/Trustee of each Company and a board member of other investment companies in the Voya family of funds since 1997. He also has served as the Chairperson of the Companies’ Compliance Committee since January 1, 2020 and, prior to that, as the Chairperson of the Board from 2014 through 2019. Prior to that, he served as the Chairperson of the Companies’ IRC F from 2006 through 2023 and as the Chairperson of the Compliance Committee for other funds in the Voya family of funds. Mr. Boyer was the President and CEO of the Bechtler Arts Foundation from 2008 until 2019 for which, among his other duties, Mr. Boyer oversaw all fiduciary aspects of the Foundation and assisted in the oversight of the Foundation’s endowment fund. Previously, he served as President and Chief Executive Officer of the Franklin and Eleanor Roosevelt Institute (2006-2007) and as Executive Director of The Mark Twain House & Museum (1989-2006) where he was responsible for overseeing business operations, including endowment funds. He also served as a board member of certain predecessor mutual funds of the Voya family of funds (1997-2005). Mr. Boyer holds a B.A. from the University of California, Santa Barbara and an M.F.A. from Princeton University.

Jody T. Foster has been an independent consultant to the Board since November 2023. She is the Founder and Chief Executive Officer of Symphony Consulting since 2010 where she has overseen the development and launch of a variety of public and private investment product offerings. Previously, she served as Director of Risk Management and Strategy at JPMorgan in Chicago and London (2003 - 2007); International Research Manager for Driehaus Capital Management (2001 - 2003) and a Partner, Equity Analysis at Burridge Growth Partners (1999 - 2001) and Equity Analyst at Clover Capital Management (1996 - 1999). She serves as an Independent Trustee and Audit Committee Chair for the Hussman Funds (2016 - present) and Diamond Hill Funds (2022-present). Ms. Foster holds a B.A. in Political Science from Pace University, a Masters in Public Policy from Georgetown University and an M.B.A. from the University of Chicago Booth School of Business.

Martin J. Gavin has been a Director/Trustee of each Company since August 1, 2015. He also has served as the Chairperson of the Companies’ Nominating and Governance Committee since January 1, 2024 and as the Chairperson of the Companies’ Audit Committee since January 1, 2018. Mr. Gavin previously served as a Director/Trustee of the Company from May 21, 2013 until September 12, 2013, and as a board member of other investment companies in the Voya family of funds from 2009 until 2010 and from 2011 until September 12, 2013.Mr. Gavin was the President and Chief Executive Officer of the Connecticut Children’s Medical Center from 2006 to 2015. Prior to his position at Connecticut Children’s Medical Center, Mr. Gavin worked in the insurance and investment industries for more than 27 years. Mr. Gavin served in several senior executive positions with The Phoenix Companies during a 16 year period, including as President of Phoenix Trust Operations, Executive Vice President and Chief Financial Officer of Phoenix Duff & Phelps, a publicly-traded investment management company, and Senior Vice President of Investment Operations at Phoenix Home Life. Mr. Gavin holds a B.A. from the University of Connecticut.

Dennis Johnson CFA is a non-executive director and Chair of the Audit Committee for Namib Minerals, a publicly-traded mining company focused on investing in high-growth opportunities in Sub-Saharan Africa (April 2025

-Present). He has served as an independent consultant to the Board since November 2023. Previously, he served as an independent director and executive committee member on the Board of Directors for EasyKnock, a venture capital- backed fintech company (December 2023-November 2024). Formerly, he was Director of Investments for West Coast Financial, a registered investment advisor (May 2022-December 2023); independent director on the Board of Glass Lewis & Co., (March 2022-November 2023); Chief Strategy Officer at Public Investment Fund, a Riyadh, Saudi Arabia-based sovereign wealth fund (September 2018-December 2019), and Chief Investment Officer at TIAA, a U.S. financial services company (October 2016-August 2019). Mr. Johnson was Chief Investment Officer for Comerica, a U.S. financial services company (June 2010-August 2016), Managing Director for the Roy E. Disney, Jr. Family Office (2008-2010), a member of the Board of Directors for Texas Industries, a U.S. company in the cement and aggregates businesses (2009-2010), Head of Global Corporate Governance for the California Public Employees’ Retirement System. the largest U.S. public pension fund (2005-2008), and Managing Director for Citigroup (1994-

2005). Previously, Mr. Johnson served in investment roles with increasing responsibilities and complexity for Blue Cross and Blue Shield of Virginia, Crestar Bank and SunTrust from 1981-1994. Mr. Johnson is a Chartered Financial Analyst (CFA) Charter-holder. He is a graduate of Virginia Commonwealth University School of Business with a degree in Finance and the Virginia Military Institute with a degree in Economics.

Joseph E. Obermeyer has been a Director/Trustee of each Company since May 21, 2013, and a board member of other investment companies in the Voya family of funds since 2003. He currently serves as the Chairperson of the Boards of Directors/Trustees of the Voya family of funds since January 1, 2025, and prior to that, he served as the Chairperson of the Companies’ IRC E in 2024 and as the Chairperson of the Companies’ Nominating and Governance Committee from 2018 to 2023. Prior to that, he served as the Chairperson of the Companies’ former Joint IRC from 2014 through 2017. Mr. Obermeyer was the founder and President of Obermeyer & Associates, Inc., a provider of financial and economic consulting services, for which he served as President from 1999 through 2024. Prior to founding Obermeyer & Associates, Mr. Obermeyer had more than 15 years of experience in accounting, including serving as a Senior Manager at Arthur Andersen LLP from 1995 until 1999. Previously, Mr. Obermeyer served as a Senior Manager at Coopers & Lybrand LLP from 1993 until 1995, as a Manager at Price Waterhouse from 1988 until 1993, Second Vice President from 1985 until 1988 at Smith Barney, and as a consultant with Arthur Andersen & Co. from 1984 until 1985. Mr. Obermeyer holds a B.A. in Business Administration from the University of Cincinnati, an M.B.A. from Indiana University, and post graduate certificates from the University of Tilburg and INSEAD.

Sheryl K. Pressler has been a Director/Trustee of each Company and a board member of other investment companies in the Voya family of funds since 2006. She also has served as the Chairperson of the Companies’ Contracts Committee since 2007. Ms. Pressler served on the Board of Centerra Gold from May 2008 to May 2025. Ms. Pressler has served as a consultant on financial matters since 2001. Previously, she held various senior positions involving financial services, including as Chief Executive Officer (2000-2001) of Lend Lease Real Estate Investments, Inc. (real estate investment management and mortgage servicing firm), Chief Investment Officer (1994-2000) of California Public Employees’ Retirement System (state pension fund), Director of Stillwater Mining Company (May 2002-May 2013), and Director of Retirement Funds Management (1981-1994) of McDonnell Douglas Corporation (aircraft manufacturer). Ms. Pressler holds a B.A. from Webster University and an M.B.A. from Washington University.

Christopher P. Sullivan has been a Director/Trustee of each Company since October 1, 2015. He also has served as the Chairperson of the Companies’ IRC F since January 1, 2018. He retired from Fidelity Management & Research in October 2012, following three years as first the President of the Bond Group and then the Head of Institutional Fixed Income. Previously, Mr. Sullivan served as Managing Director and Co-Head of U.S. Fixed Income at Goldman Sachs Asset Management (2001-2009) and prior to that, Senior Vice President at PIMCO (1997-2001). He currently serves as a Director of Rimrock Funds (since 2013), a fixed-income hedge fund. He is also a Senior Advisor to Asset Grade (since 2013), a private wealth management firm, and serves as a Trustee of the Overlook Foundation, a foundation that supports Overlook Hospital in Summit, New Jersey. In addition to his undergraduate degree from the University of Chicago, Mr. Sullivan holds an M.A. degree from the University of California at Los Angeles and is a Chartered Financial Analyst.

Mark Wetzel was the President of Fiducient Advisors, an investment advisor (April 2021-May 2024). Formerly, he was the President of Fiduciary Investment Advisors (April 2006-March 2020), which merged in April 2020 with DiMeo Schneider & Associates (“DiMeo Schneider”), where he became President (April 2020-April 2021). In April 2021, DiMeo Schneider rebranded as Fiducient Advisors. Previously, Mr. Wetzel served as Senior Vice President at UBS Financial Services (2000-2006), Senior Vice President at Paine Webber (1994-2000), and Senior Vice President at Kidder Peabody (1990-1994). Mr. Wetzel served on the 401(k) Investment Committee of Paine Webber and one the Pension Committee of Novartis Corp. (2006-2021). He has served as an independent consultant to the Board since November 2023. Mr. Wetzel holds a B.S. in Business Administration from the University of Vermont and an MBA from the Tuck School at Dartmouth College.

Interested Nominee

Christian G. Wilson is the Director, President and Principal/Chief Executive Officer of Voya Funds Services, LLC, Voya Capital, LLC, and Voya Investments, LLC since September 2024. He is also the Head of Product and Strategy at Voya Investment Management since June 2024. Previously, he was the Head of Global Client Portfolio Management at Voya Investment Management (March 2023- June 2024). Prior to that he was the Head of Fixed

Income Client Portfolio Management at Voya Investment Management (July 2017- March 2023) and several other senior management positions in various aspects of the financial services business. These positions and experiences have provided Mr. Wilson with extensive investment management, distribution and oversight experience.

Additional information about each Nominee can be found in Appendix A.

How long will the Directors/Trustees serve on the Board?

Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Independent Director/Trustee is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors/Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise complying under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

It is currently anticipated that Ms. Pressler and Mr. Gavin will retire under the Board’s retirement policy at the end of 2025.

What are the Directors/Trustees paid for their services?

Each Director/Trustee is reimbursed for reasonable expenses incurred in connection with each meeting of the Board or any of its Committee meetings attended. Each Independent Director/Trustee is compensated for his or her services, on a quarterly basis, according to a fee schedule adopted by the Board. The Board may from time to time designate other meetings as subject to compensation.

Each Portfolio pays each Independent Director/Trustee its pro rata share, as described below, of: (i) an annual retainer of $270,000; (ii) Mr. Obermeyer, as the Chairperson of the Board, receives an additional annual retainer of $100,000; (iii) Mses. Baldwin and Pressler and Messrs. Boyer, Gavin, and Sullivan, as the Chairpersons of Committees of the Board, each receives an additional annual retainer of $30,000, $65,000, $30,000, $60,000, and $30,000, respectively; (iv) $10,000 per attendance at any of the regularly scheduled meetings (four (4) quarterly meetings, two (2) auxiliary meetings, and two (2) annual contract review meetings); and (v) out-of-pocket expenses. The Board at its discretion may from time to time designate other special meetings as subject to compensation in such amounts as the Board may reasonably determine on a case-by-case basis.

The pro rata share paid by a Portfolio is based on the Portfolio’s average net assets as a percentage of the average net assets of all the portfolios managed by the Adviser or its affiliate for which the Directors/Trustees serve in common as Directors/Trustees.

Future Compensation Payment

Certain future payment arrangements apply to certain Directors/Trustees. More particularly, each Independent Director/Trustee who will have served as an Independent Director/Trustee for five or more years for one or more portfolios in the Voya family of funds is entitled to a future payment (“Future Payment”), if such Trustee: (i) retires in accordance with the Board’s retirement policy; (ii) dies; or (iii) becomes disabled. The Future Payment shall be made promptly to, as applicable, the Director/Trustee or the Director’s/Trustee’s estate, in an amount equal to two

(2)times the annual compensation payable to such Director/Director/Trustee as in effect at the time of his or her retirement, death or disability if the Director/Trustee had served as Director/Trustee for at least five years as of May 9, 2007, or in a lesser amount calculated based on the proportion of time served by such Director/Trustee (as compared to five years) as of May 9, 2007. The annual compensation determination shall be based upon the annual Board membership retainer fee in effect at the time of that Director’s/Trustee’s retirement, death or disability (but not any separate annual retainer fees for chairpersons of committees and of the Board), provided that the annual compensation used for this purpose shall not exceed the annual retainer fees as of May 9, 2007. This amount shall be paid by the Voya portfolio or Voya portfolios on whose Board the Director/Trustee was serving at the time of his or her retirement, death, or disability. Each applicable Director/Trustee may elect to receive payment of his or her benefit in a lump sum or in three substantially equal payments.

Compensation Table

Appendix B sets forth information provided by the Adviser regarding compensation of Directors/Trustees by the Portfolios and other portfolios managed by the Adviser and its affiliates during each Portfolio’s most recently completed fiscal year. Officers of the Companies and Directors/Trustees who are interested persons of the Companies do not receive any compensation from the Companies or any other portfolios managed by the Adviser or its affiliates.

Do the Independent Directors/Trustees and the Nominees own shares of the Portfolios or certain affiliate entities?

Appendix C sets forth information regarding each Director’s/Trustee’s beneficial ownership of equity securities of the Portfolios and the aggregate holdings of shares of equity securities of all the portfolios in the Voya family of funds as of December 31, 2024.

As of the Record Date, none of the Independent Directors/Trustees (or their immediate family members) owned any interest in securities of the Adviser or Principal Underwriter, or in an entity controlling, controlled by, or under common control with the Adviser or Principal Underwriter of the Portfolio (not including registered investment companies).

How is the Board structured?

The Board is currently comprised of six (6) members, all of whom are Independent Directors/Trustees. If all Nominees are elected, the Board will be comprised of ten (10) members, nine (9) of whom are Independent Directors/Trustees and one (1) interested Director/Trustee. With the anticipated retirements of Ms. Pressler and Mr. Gavin at the end of 2025, the Board would have eight (8) members, seven (7) of whom are Independent Trustees and one (1) Interested Trustee.

The Companies are 8 of 19 registered investment companies (with a total of approximately 131 separate series) in the Voya family of funds and all the Directors/Trustees serve as and, if elected, the Nominees will serve as members of, as applicable, each investment company’s Board of Directors or Board of Trustees. The Board employs substantially the same leadership structure with respect to each of these investment companies.

One of the Independent Directors/Trustees, currently Joseph E. Obermeyer, serves as the Chairperson of the Board. The responsibilities of the Chairperson of the Board include: coordinating with management in the preparation of agendas for Board meetings; presiding at Board meetings; between Board meetings, serving as a primary liaison with other Directors/Trustees, officers of the Companies, management personnel, and legal counsel to the Independent Directors/Trustees; and such other duties as the Board periodically may determine. Mr. Obermeyer does not hold a position with any firm that is a sponsor of any Company The designation of an individual as the Chairperson does not impose on such Independent Director/Trustee any duties, obligations or liabilities greater than the duties, obligations or liabilities imposed on such person as a member of the Board, generally.

The Board performs many of its oversight and other activities through the committee structure described below in the “Board Committees” section. Each Committee operates pursuant to a written charter approved by the Board. The Board currently conducts regular meetings eight (8) times a year. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meeting. The Independent Directors/Trustees have engaged independent legal counsel to assist them in performing their oversight responsibilities.

The Board believes that its committee structure is an effective means of empowering the Directors/Trustees to perform their fiduciary and other duties. For example, the Board’s committee structure facilitates, as appropriate, the ability of individual Board members to receive detailed presentations on topics under their review and to develop increased familiarity with respect to such topics and with key personnel at relevant service providers. At least annually, with guidance from its Nominating and Governance Committee, the Board analyzes whether there are potential means to enhance the efficiency and effectiveness of the Board’s operations.

Board Committees

Audit Committee. The Board has established an Audit Committee whose functions include, among other things: (i) meeting with the independent registered public accounting firm of the Companies to review the scope of the Companies’ audits, the Companies’ financial statements and accounting controls; (ii) meeting with management concerning these matters, internal audit activities, reports under the Companies’ whistleblower procedures, the services rendered by various service providers, and other matters; and (iii) overseeing the implementation of the Voya portfolios’ valuation procedures and the fair value determinations made with respect to securities held by the Voya portfolios for which market value quotations are not readily available. The Audit Committee currently consists of three (3) Independent Directors/Trustees. The following Directors/Trustees currently serve as members of the Audit Committee: Ms. Baldwin and Messrs. Gavin and Sullivan. Mr. Gavin currently serves as the Chairperson of the Audit Committee. All Committee members have been designated as Audit Committee Financial Experts under the Sarbanes- Oxley Act of 2002. The Audit Committee typically meets five (5) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

Compliance Committee. The Board has established a Compliance Committee for the purpose of, among other things: (i) providing oversight with respect to compliance by the portfolios in the Voya family of funds and their service providers with applicable laws, regulations, and internal policies and procedures affecting the operations of the portfolios; (ii) receiving reports of evidence of possible material violations of applicable U.S. federal or state securities laws and breaches of fiduciary duty arising under U.S. federal or state laws; (iii) coordinating activities between the Board and the Chief Compliance Officer (“CCO”) of the portfolios; (iv) facilitating information flow among Board members and the CCO between Board meetings; (v) working with the CCO and management to identify the types of reports to be submitted by the CCO to the Compliance Committee and the Board; (vi) making recommendations regarding the role, performance, compensation, and oversight of the CCO; (vii) overseeing the cybersecurity practices of the portfolios and their key service providers; (viii) overseeing management’s administration of proxy voting; (ix) overseeing the effectiveness of brokerage usage by the Companies’ advisers or sub-advisers, as applicable, and compliance with regulations regarding the allocation of brokerage for services; and

(x) overseeing the implementation of the portfolios’ liquidity risk management program.

The Compliance Committee currently consists of three (3) Independent Directors/Trustees: Ms. Pressler and Messrs. Boyer and Obermeyer. Mr. Boyer currently serves as the Chairperson of the Compliance Committee. The Compliance Committee typically meets four (4) times per year, and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

Contracts Committee. The Board has established a Contracts Committee for the purpose of overseeing the annual renewal process relating to investment advisory and sub-advisory agreements, distribution agreements, and Rule 12b-1 Plans and, at the discretion of the Board, other service agreements or plans involving the Voya portfolios. The responsibilities of the Contracts Committee include, among other things: (i) identifying the scope and format of information to be provided by service providers in connection with applicable contract approvals or renewals; (ii) providing guidance to independent legal counsel regarding specific information requests to be made by such counsel on behalf of the Directors/Trustees; (iii) evaluating regulatory and other developments that might have an impact on applicable approval and renewal processes; (iv) reporting to the Directors/Trustees its recommendations and decisions regarding the foregoing matters; (v) assisting in the preparation of a written record of the factors considered by Directors/Trustees relating to the approval and renewal of advisory and sub-advisory agreements; (vi) recommending to the Board specific steps to be taken by it regarding the contracts approval and renewal process, including, for example, proposed schedules of certain actions to be taken; and (vii) otherwise providing assistance in connection with Board decisions to renew, reject, or modify agreements or plans.

The Contracts Committee currently consists of all six (6) of the Independent Directors/Trustees of the Board. Ms. Pressler currently serves as the Chairperson of the Contracts Committee. The Contracts Committee typically meets five (5) times per year and may hold special meetings by telephone or in person to discuss specific matters that may require action prior to the next regular meeting.

Investment Review Committees. The Board has established, for all of the portfolios under its oversight, the following two Investment Review Committees (each an “IRC” and together, the “IRCs”): (i) the Investment Review Committee E (“IRC E”); and (ii) the Investment Review Committee F (“IRC F”). The portfolios are allocated among IRCs periodically by the Board as the Board deems appropriate to balance the workloads of the IRCs and to have similar types of portfolios or portfolios with the same investment sub-adviser or the same portfolio management team assigned to the same IRC. Each IRC performs the following functions, among other things: (i) monitoring the investment performance of the portfolios in the Voya family of funds that are assigned to that IRC; (ii) making recommendations to the Board with respect to investment management activities performed by the investment advisers and/or sub-advisers on behalf of such Voya portfolios, and reviewing and making recommendations regarding proposals by management to retain new or additional sub-advisers for these Voya portfolios; and (iii) making recommendations to the Board regarding the role, performance, compensation, and oversight of the Chief Investment Risk Officer.

The IRC E currently consists of three (3) Independent Directors/Trustees. The following Directors/Trustees serve as members of the IRC E: Ms. Baldwin and Messrs. Gavin and Obermeyer. Ms. Baldwin currently serves as the Chairperson of the IRC E. The IRC E typically meets five (5) times per year and on an as-needed basis.

The IRC F currently consists of three (3) Independent Directors/Trustees. The following Directors/Trustees serve as members of the IRC F: Ms. Pressler and Messrs. Boyer and Sullivan. Mr. Sullivan currently serves as the Chairperson of the IRC F. The IRC F typically meets five (5) times per year and on an as-needed basis.

Nominating and Governance Committee. The Board has established a Nominating and Governance Committee for the purpose of, among other things: (i) identifying and recommending to the Board candidates it proposes for nomination to fill Independent Director/Trustee vacancies on the Board; (ii) reviewing workload and capabilities of Independent Directors/Trustees and recommending changes to the size or composition of the Board, as necessary; (iii) monitoring regulatory developments and recommending modifications to the Committee’s responsibilities; (iv) considering and, if appropriate, recommending the creation of additional committees or changes to Director/Trustee policies and procedures based on rule changes and industry practices in corporate governance; (v) conducting an annual review of the membership and chairpersons of all Board committees and of practices relating to such membership and chairpersons; (vi) undertaking a periodic study of compensation paid to independent board members of investment companies and making recommendations for any compensation changes for the Independent Directors/Trustees; (vii) overseeing the Board’s annual self-evaluation process; (viii) developing (with assistance from management) an annual meeting calendar for the Board and its committees; (ix) overseeing actions to facilitate attendance by Independent Directors/Trustees at relevant educational seminars and similar programs; and (x) overseeing insurance arrangements for the portfolios.

In evaluating potential candidates to fill Independent Director/Trustee vacancies on the Board, the Nominating and Governance Committee will consider a variety of factors. Specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination. The Nominating and Governance Committee will consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees that it identifies as potential candidates. A shareholder nominee for Director/Trustee should be submitted in writing to the Trust’s Secretary at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258-2034. Any such shareholder nomination should include at least the following information as to each individual proposed for nomination as Director/Trustee: such person’s written consent to be named in a proxy statement as a nominee (if nominated) and to serve as a Director/Trustee (if elected), and all information relating to such individual that is required to be disclosed in the solicitation of proxies for election of Directors/Trustees, or is otherwise required, in each case under applicable federal securities laws, rules, and regulations, including such information as the Board may reasonably deem necessary to satisfy its oversight and due diligence duties.

The Secretary shall submit all nominations received in a timely manner to the Nominating and Governance Committee. To be timely in connection with a shareholder meeting to elect Directors/Trustees, any such submission must be delivered to the Company’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either the disclosure in a press release or in a document publicly filed by the Company with the Securities and Exchange Commission (“SEC”).

The Nominating and Governance Committee currently consists of all six (6) of the Independent Directors/Trustees of the Board. Mr. Gavin currently serves as the Chairperson of the Nominating and Governance Committee. The Nominating and Governance Committee conducts meetings as needed or appropriate.

How often does the Board meet?

The Board currently conducts regular meetings eight (8) times a year. All of these regular meetings consist of sessions held over a two- or three-day period. In addition, during the course of a year, the Board and many of its Committees typically hold special meetings by telephone or in person to discuss specific matters that require action prior to the next regular meeting. [No Board member attended fewer than 75% of the meetings of the Board and the Committee on which he or she serves during each Company’s most recent fiscal year.] The number of times each Committee met during each Company’s last fiscal year is set forth on Appendix D.

Who are the officers of the Companies?

The Companies’ officers are elected by the Board and hold office until they resign, are removed, or are otherwise disqualified to serve. The executive officers of the Companies, together with each such person’s position with the Companies and principal occupation for the last five years, are listed in Appendix E.

What are the officers paid for their services?

The Companies do not pay their officers for the services they provide to the Portfolios. Instead, the officers who are also officers or employees of the Adviser or its affiliates are compensated by the Adviser or its affiliates.

What is the recommendation of the Board?

After consideration of the above factors and other information it considered relevant, the Board, including all of the Independent Directors/Trustees, approved the nomination of each of the Nominees. The Board is recommending that the shareholders vote “FOR” each of the Nominees.

What is the required vote?

Shareholders of each Company will vote collectively as a single class on the election of each Nominee.

With respect to Voya Investors Trust, Voya Variable Insurance Trust and Voya Variable Products Trust, when a quorum is present, a plurality of the votes cast shall elect a Nominee. With respect to Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio and Voya Variable Funds, when a quorum is present, a majority of the votes present, either in person (virtually) or by proxy, shall elect a Nominee. With respect to Voya Partners, Inc. and Voya Variable Portfolios, Inc., a majority of the aggregate number of the votes entitled to be cast shall elect a Nominee.

Shareholders who vote “FOR” Proposal 1 will vote “FOR” each Nominee. Those shareholders who wish to withhold their vote on any specific Nominee may do so on the Voting Instruction Card.

PROPOSAL 2 – APPROVAL OF A CHANGE OF SUB-CLASSIFICATION FROM “DIVERSIFIED” TO

“NON-DIVERSIFIED”

VY® CBRE Real Estate Portfolio

What Is Proposal 2?

At a meeting on May 15 2025, the Board of Trustees of VY® CBRE Real Estate Portfolio (the “RE Portfolio”) approved, based upon the recommendation of the RE Portfolio’s investment adviser Voya Investments, LLC (“Voya Investments” or the “Adviser”) and the consideration of other factors, a change of RE Portfolio’s sub-classification (a “Change of Sub-Classification”) from “diversified” to “non-diversified,” as such terms are defined in the 1940 Act, subject to shareholder approval of the change. At the Meeting, the Change of Sub-Classification, including elimination of the related fundamental policy, will be submitted to the Portfolio’s shareholders for approval.

RE Portfolio is currently sub-classified as diversified for purposes of Section 5(b)(1) of the 1940 Act. In addition, RE Portfolio is also subject to a related fundamental investment restriction which prohibits it from making any investment inconsistent with its classification as a diversified portfolio.

As a diversified portfolio, the RE Portfolio is generally limited as to the amount it may invest in any single issuer. The 1940 Act requires that, to qualify as a “diversified” portfolio, a portfolio may not, with respect to at least 75% of the value of its total assets, invest in securities of any issuer if, immediately after the investment, more than 5% of the total assets of the portfolio (taken at current value) would be invested in the securities of that issuer or the portfolio would hold more than 10% of the outstanding voting securities of the issuer. Under the 1940 Act, these percentage limitations do not apply to cash or cash items (including receivables), securities issued by investment companies, or any “Government security.” A Government security is any security issued or guaranteed as to principal or interest by the United States, or by a person controlled or supervised by and acting as an instrumentality of the government of the United Sates pursuant to authority granted by the Congress of the United Sates, or any certificate of deposit for any of the forgoing. The remaining 25% of the portfolio’s total assets are not subject to this restriction. This means that, with respect to the remaining 25% of the portfolio’s total assets, a diversified portfolio may invest more than 5% of its total assets in the securities of one issuer and may hold more than 10% of an issuer’s outstanding voting securities.

By changing its sub-classification to “non-diversified” and eliminating the related fundamental investment restriction, the RE Portfolio would no longer be subject to these limitations. Accordingly, the change would give the RE Portfolio the ability to invest a greater percentage of its assets in the securities of a smaller number of issuers or any one issuer than a diversified portfolio. Under the 1940 Act, shareholder approval is necessary for a change in sub- classification from “diversified” to “non-diversified.”

The RE Portfolio’s diversified sub-classification is reflected in a fundamental policy requiring it to meet the diversification requirement. The RE Portfolio’s policy is shown below:

VY® CBRE Real Estate Portfolio may not invest in a security if, with respect to 75% of its total assets, more than 5% of the total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

The vote to approve the Change of Sub-Classification will include a vote to eliminate this fundamental policy. If approved by shareholders at the meeting, the Change of Sub-Classification would take effect on November 1, 2025.

Why is a Change of Sub-Classification Proposed?

The RE Portfolio was historically classified as a non-diversified portfolio under the 1940 Act. However, after operating as a diversified portfolio for three years, the Portfolio’s classification was changed by operation of law under the 1940 Act on January 30, 2015. The Adviser believes changing the RE Portfolio back to a non-diversified portfolio will provide potential benefits to shareholders, including the potential for improved performance.

What is the impact on the risk profile of the RE Portfolio?

As a non-diversified portfolio, there is increased investment flexibility to invest a larger portion of a portfolio’s assets in securities of a smaller number of issuers, which makes a portfolio more susceptible to economic, business, political or other factors affecting the particular issuers in which it invests because larger investments in individual companies will have a greater effect on the portfolio’s performance.

How does the Board recommend that I vote?

Following its consideration of Voya Investments’ recommendation to approve the Proposal, the Board recommends that shareholders vote “FOR” the Proposal.

What factors were considered by the Board?

At a meeting held on May 15, 2025 (the "Board Meeting"), the Board evaluated and considered whether to approve the Change of Sub-Classification and recommended its approval to shareholders of the RE Portfolio. During the course of their evaluation, the Board reviewed materials received from the Adviser and other information made available to them with respect to the proposed Change in Sub-Classification. The Board was provided with information both in writing and during oral presentations provided to the Board at the Board Meeting. After the presentations to and consideration by Board, the Board recommended approval of the Change of Sub-Classification. In reaching their decision to approve the Change in Sub-Classification and recommend its approval to shareholders of the RE Portfolio, no single factor was determinative in the Board’s analysis. Rather, the Trustees considered a variety of factors, including, without limitation, (1) the representations that the Adviser and the sub- adviser to RE Portfolio support this change, (2) the potential effects of the change of sub-classification on the RE Portfolio, and (3) the estimated costs of obtaining the required shareholder approval and implementing these changes and who would bear those costs. The Board further considered the Adviser's representation that the estimated cost of the proxy solicitation regarding this proposal would be considered an expense of RE Portfolio.

What is the required vote?

Approval of Proposal 2 requires the affirmative vote of a “majority of the outstanding voting securities” of RE Portfolio, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding voting securities of RE Portfolio or (ii) 67% or more of the outstanding voting securities of RE Portfolio present at the Meeting if more than 50% of the outstanding voting securities of RE Portfolio are present at the Meeting in person (virtually) or represented by proxy. All shareholders of RE Portfolio vote together as a single class.

GENERAL INFORMATION ABOUT THE PROXY STATEMENT

Who is asking for my vote?

The Board is soliciting your vote for a joint special meeting of each Company’s shareholders, as well as votes specific to shareholders of RE Portfolio.

How is my proxy being solicited?

The Companies have retained Broadridge Financial Solutions, Inc. (the “Solicitor”) to assist in the solicitation of proxies or voting instructions. The estimated cost associated with the solicitation under this Proxy Statement is $[ ], which will be borne by the Portfolios; provided, that, with respect to Proposal 1, due to the application of expense limitation arrangements or other management fee arrangements applicable for certain Portfolios, it is expected that the Adviser will bear a portion of the costs associated with this Proxy Statement. Proposal 2 described in this Proxy Statement will be paid for by VY® CBRE Real Estate Portfolio. As the date of the Meeting approaches, certain shareholders may receive a telephone call from a representative of the Solicitor if their votes have not yet been received. Authorization to permit the Solicitor to execute proxies may be obtained by telephonic instructions from shareholders of the Portfolios. Proxies that are obtained telephonically will be recorded in accordance with certain procedures, as explained further below. The Board believes that these procedures are reasonably designed to ensure that both the identity of the shareholder casting the vote and the voting instructions of the shareholder are accurately determined and recorded.

In situations where a telephonic proxy is solicited, the Solicitor’s representative is required to ask for each shareholder’s full name, address, title (if the shareholder is authorized to act on behalf of an entity, such as a corporation), and to confirm that the shareholder has received the proxy materials in the mail. The Solicitor’s representative will explain the process, read the Proposals on the Voting Instruction Card, and ask for the shareholder’s instructions on each applicable Proposal. Although the Solicitor’s representative is permitted to answer questions about the process, he or she is not permitted to recommend to the shareholder how to vote, other than reading any recommendation set forth in the Proxy Statement. The Solicitor’s representative will record the shareholder’s instructions on the Voting Instruction Card. Within approximately 72 hours of soliciting telephonic voting instructions, the shareholder will be sent a letter or mailgram to confirm his or her vote and asking the shareholder to call the Solicitor immediately if his or her instructions are not correctly reflected in the confirmation.

Should you require additional information regarding the Meeting, you may contact the Solicitor toll-free at [ ]. In addition to solicitation by mail, certain officers and representatives of the Portfolios, officers and employees of the Adviser or its affiliates and certain financial services firms and their representatives, who will receive no extra compensation for their services, may solicit votes by telephone, telegram, facsimile, or other communication.

What happens to my proxy once I submit it?

The Board has named Joanne F. Osberg and Todd Modic, or one or more substitutes designated by them, as proxies who are authorized to vote Portfolio shares as directed by shareholders.

Can I revoke my proxy after I submit it?

A shareholder may revoke the accompanying proxy at any time prior to its use by filing with the Companies a written revocation or a duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person (virtually) may vote by ballot at the Meeting, thereby canceling any proxy or voting instruction previously given.

How will my shares be voted?

If you follow the voting instructions, your proxies will vote your shares as you have directed. If you submitted your Voting Instruction Card but did not vote on the proposals, your proxies will vote on the proposals as recommended by the Board. If any other matter is properly presented, your proxies will vote in their discretion in accordance with their best judgment, including on any proposal to adjourn the Meeting. At the time this Proxy Statement was printed, the Board knew of no matter that needed to be acted upon at the Meeting other than the proposals discussed in this Proxy Statement.

Quorum and Tabulation

Each shareholder of each Portfolio is entitled to one vote for each share held as to any matter on which such shareholder is entitled to vote and for each fractional share that is owned, the shareholder shall be entitled to a proportionate fractional vote.

With respect to Voya Government Money Market Portfolio, Voya Intermediate Bond Portfolio and Voya Variable Portfolios, the presence in person (virtually) or by proxy of one-fourth of the votes entitled to be case constitutes a quorum. With respect to Voya Investors Trust, the holders of thirty percent of the outstanding shares of each series or class present in person (virtually) or by proxy shall constitute a quorum. With respect to Voya Partners, Inc., the presence in person (virtually) or by proxy of shareholders entitled to cast a majority in number of votes shall constitute a quorum. With respect to Voya Variable Insurance Trust, one-third of shares entitled to vote in person (virtually) or by proxy shall constitute a quorum. With respect to Voya Variable Portfolios, Inc., the presence of shareholders, in person (virtually) or by proxy, of a majority of all the votes entitled to be cast shall be necessary to constitute a quorum for the transaction of business. With respect to Voya Variable Products Trust, the holders of a majority of outstanding shares present in person (virtually) or by proxy shall constitute a quorum.

Adjournments

If a quorum is not present at the Meeting, if there are insufficient votes to approve any proposal, or for any other reason deemed appropriate by your proxies, one or more adjournments of the Meeting may be proposed to permit additional time for the solicitation of proxies, in accordance with the organizational documents of each Company and applicable law. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournments in their discretion.

Broker Non-Votes and Abstentions

If a shareholder abstains from voting as to any matter, or if a broker returns a “non-vote” proxy, indicating a lack of authority to vote on a matter, then the shares represented by such abstention or broker non-vote will be treated as shares that are present at the Meeting for purposes of determining the existence of a quorum. Whether an abstention or broker non-vote is counted as a vote against a proposal depends on the specifics of the proposal, any relevant provision of a Company’s organizational documents, and the relevant state law.

With respect to Proposal One, for each of Voya Investors Trust, Voya Variable Insurance Trust and Voya Variable Products Trust, abstentions are disregarded. For each of the other Companies, abstentions are counted as a vote against. Because Proposal One is considered to be a “routine” voting item, the Companies do not expect to receive any broker non-votes for Proposal One at the Meeting.

With respect to Proposal Two, for Voya Investors Trust, abstentions and broker non-votes are counted as a vote against.

Additional Information

Variable Contract Holders can instruct their insurance company through which they hold beneficial interests in the Portfolios as to how to vote by completing, signing and returning the enclosed Voting Instruction Card(s) promptly in the enclosed envelope, or by attending the Meeting in person (virtually) and voting. Joint owners should each sign the Voting Instruction Card(s).

Shares of the Portfolios are sold to Separate Accounts and are used as investment options under Variable Contracts. Variable Contract Holders who select a Portfolio for investment through a Variable Contract have a beneficial interest in the Portfolio, but do not invest directly in or hold shares of the Portfolio. An insurance company that uses a Portfolio as a funding vehicle, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to Variable Contract Holders. Therefore, for Separate Accounts that are registered with the SEC, an insurance company will request voting instructions from the Variable Contract Holder and will vote shares or other interests in the Separate Account as directed by the Variable Contract Holder. In the event that any Variable Contract Holder fails to provide voting instructions with respect to Separate Accounts registered with the SEC, the insurance company will vote the shares attributable to those Variable Contract Holders for, against, or abstain, in the same proportion as the shares for which voting instructions were received from Variable Contract Holders investing through the same Separate Account, even if only a small number of variable Contract Holders provide voting instructions. With respect to Portfolio shares held by unregistered Separate Accounts, an insurance company generally will only vote those Separate Account shares for which it receives instructions.

Variable Contract Holders permitted to give instructions to an insurance company and the number of shares for which such instructions may be given for purposes of voting at the Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Variable Contract Holders, it is expected that the respective insurance companies will furnish a copy of this Proxy Statement to Variable Contract Holders.

Shares of the Portfolios are also sold directly to the trustees and custodians of certain Qualified Plans. The trustee or custodian for the Qualified Plan that includes a Portfolio as an investment option, is, in most cases, the legal shareholder of the Portfolio and, as such, has sole voting power with respect to the shares, but generally will pass through any voting rights to the Qualified Plan and in some cases their plan participants who have an interest in the Portfolio. With respect to Portfolio shares held by trustees or custodians of Qualified Plans, the trustee or custodian generally will only vote those shares for which it actually receives instructions.

Qualified Plans, and in some cases their participants, are permitted to give instructions to the Portfolios and the number of shares for which instructions may be given for purposes of voting at the Meeting, and any adjournment or postponement thereof, will be determined as of the Record Date. In connection with the solicitation of such instructions from Qualified Plans or their participants, it is expected that the respective trustees/custodians will furnish a copy of this Proxy Statement to the Qualified Plan and its participants, as applicable.

If a shareholder wishes to participate in the Meeting, he or she may submit the Voting Instruction Cards originally sent with the Proxy Statement or attend the Meeting in person (virtually). All persons entitled to direct the voting of shares, whether they are Variable Contract Holders, insurance companies, trustees/custodians, Qualified Plans or participants are described as voting for purposes of this Proxy Statement. Shareholders can vote by completing, signing and returning the enclosed Voting Instruction Cards promptly in the enclosed envelope, through telephone touch-tone voting, via Internet voting, or by attending the Meeting in person (virtually) and voting. To vote by telephone or Internet, follow the voting instructions outlined on your Voting Instruction Cards. These options require shareholders to input a control number, which is located on your Voting Instruction Cards. After entering this number, shareholders will be prompted to provide their voting instructions on each Proposal. Shareholders will have the opportunity to review their voting instructions and make any necessary changes before submitting their voting instructions and terminating their telephone call or Internet link. Shareholders who vote on the Internet, in addition to confirming their voting instructions prior to submission, may also request an e-mail confirming their instructions. Joint owners must each sign the Voting Instruction Cards. Shareholders of the Portfolios whose shares are held by nominees, such as brokers, may vote their shares by contacting their respective nominee.

How many shares are outstanding?

Appendix F includes the shares outstanding for each Portfolio. Shares have no preemptive or subscription rights. To the knowledge of the Adviser, as of June 16, 2025, no current Director/Trustee owns 1% or more of the outstanding shares of each Portfolio, and the officers and Directors/Trustees own, as a group, less than 1% of the shares of each Portfolio. Appendix G lists the persons that, as of June 16, 2025 owned beneficially or of record 5% or more of the outstanding shares of any class of each Portfolio.

Can shareholders submit proposals for a future shareholder meeting?

The Companies are not required to hold annual meetings and currently do not intend to hold such meetings unless shareholder action is required in accordance with the 1940 Act or other applicable law. A shareholder proposal to be considered for inclusion in a proxy statement at any subsequent meeting of shareholders must be submitted a reasonable time before a proxy statement for that meeting is printed and mailed. Whether a proposal is included in a proxy statement will be determined in accordance with applicable federal and state laws.

Who are the affiliated service providers to the Portfolios?

Voya Investments, LLC

Voya Investments, an Arizona limited liability company, is registered with the SEC as an investment adviser. Voya Investments serves as the investment adviser to, and has overall responsibility for the management of, each Portfolio. Voya Investments oversees all investment advisory and portfolio management services and assists in managing and supervising all aspects of the general day-to-day business activities and operations of each Portfolio, including, but not limited to, the following: custodial, transfer agency, dividend disbursing, accounting, auditing, compliance, and related services.

Voya Investments began business as an investment adviser in 1994 and currently serves as investment adviser to certain registered investment companies, consisting of open- and closed-end registered investment companies and collateralized loan obligations. Voya Investments is an indirect subsidiary of Voya Financial, Inc. Voya Financial, Inc. is a U.S.-based financial institution whose subsidiaries operate in the retirement, investment, and insurance industries.

Voya Investments’ principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

Voya Investments Distributor, LLC

Voya Investments Distributor, LLC (the “Distributor”), a Delaware limited liability company, is the principal underwriter and distributor of each Portfolio. The Distributor is an indirect subsidiary of Voya Financial, Inc. and is an affiliate of the Adviser. The Distributor’s principal business address is 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona 85258.

The Distributor is a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). To obtain information about FINRA member firms and their associated persons, you may contact FINRA at www.finra.org or the Public Disclosure Hotline at 800-289-9999.

Who are the Companies’ independent public accountants?

The Board has selected Ernst & Young LLP (“E&Y”) as the independent registered public accounting firm to each Company for the current fiscal year.

As part of its oversight of each Company’s financial statements, the Audit Committee reviewed and discussed with the Adviser and E&Y each Company’s audited financial statements for the most recently completed fiscal year. The Audit Committee discussed with E&Y the matters required to be discussed by Public Company Accounting Oversight Board (“PCAOB”) Auditing Standard 1301, Communications with Audit Committees. The Audit Committee has also received and reviewed the written disclosures and the letter from E&Y pursuant to PCAOB Rule 3526 and discussed E&Y’s independence with E&Y. Based on the reviews and discussion referred to above, the Audit Committee recommended to the Board that the audited financial statements be included in each Company’s Annual Reports to shareholders.

Submitted by the Audit Committee of the Board

Colleen D. Baldwin

Martin J. Gavin (Chairperson)

Christopher P. Sullivan

The fees paid to E&Y for professional audit services during each Company’s two most recent fiscal years, amounts billed for other services rendered by E&Y to each Company, and the aggregate non-audit fees billed by E&Y for services rendered to each Company, the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to each Company for the two most recently completed fiscal years, are described in Appendix H.

All of the services provided by the independent public accountants were approved by the Audit Committee pursuant to pre-approval policies and procedures adopted by the Audit Committee. Pursuant to such policies and procedures, the Audit Committee approves: (i) all audit and non-audit services to be rendered to each Portfolio by E&Y; and (ii) all non-audit services impacting the operations and financial reporting of each Portfolio provided by E&Y to the Adviser or any affiliate thereof that provides ongoing services to each Company (collectively, “Covered Services”). The Audit Committee has adopted pre-approval procedures authorizing one or more members of the Audit Committee to approve from time to time, on behalf of the Audit Committee, all Covered Services to be provided by E&Y which are not otherwise approved at a meeting of the Audit Committee, provided that such delegate reports to the full Audit Committee at its next regularly scheduled meeting. The pre-approval procedures do not include delegation of the Audit Committee’s responsibilities to management. Pre-approval has not been waived with respect to any of the services described above since the date on which the Audit Committee adopted its current pre-approval procedures.

The Audit Committee has considered and will periodically consider whether E&Y’s provision of non-audit services to the Adviser and all entities controlling, controlled by, or under common control with the Adviser that provide ongoing services to each Company that were not required to be pre-approved is compatible with maintaining the independence of E&Y.

Representatives of E&Y are not expected to be at the Meeting but have been given the opportunity to make a statement if they wish, and will be available should any matter arise requiring their presence.

Why did my household only receive one copy of this Proxy Statement?

Only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Portfolio shareholder of record, unless a Portfolio has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, please contact Shareholder Services at (800) 992-0180. If in the future, any shareholder does not wish to combine or wishes to recombine the mailing of a proxy statement with household members, please inform the Portfolio in writing at 7337 East Doubletree Ranch Road, Suite 100, Scottsdale, Arizona, 85258-2034 or via telephone at (800) 992-0180.

How can shareholder send communications to the Board?

Shareholders may send other communications to the Board, a Committee thereof, or an individual Director/Trustee Such communications should be sent to the Companies’ Secretary at the address on the front of this Proxy Statement.

Who pays for this proxy solicitation?

The Portfolios will pay expenses, including the printing, mailing, solicitation, and vote tabulation expenses, legal fees, and out-of-pocket expenses in connection with this proxy solicitation. Due to the operation of expense limitation agreements and other management fee arrangements, the Adviser will bear a portion of such expenses.

In order that the presence of a quorum at the Meeting may be assured, prompt execution and return of the enclosed Voting Instruction Card is requested. A self-addressed postage paid envelope is enclosed for your convenience. You also may vote via telephone or via the Internet. Please follow the voting instructions as outlined on your Voting Instruction Card.

[INSERT SIGNATURE] Joanne F. Osberg Secretary

[July 11, 2025]

7337 East Doubletree Ranch Road, Suite 100 Scottsdale, Arizona 85258-2034

APPENDIX A: NOMINEES

Name, Address and	Position(s)	Term of Office	Principal Occupation(s)	Number	Other Board
Year of Birth	Held	and Length	During the Past 5 Years	of Portfolios	Positions Held
	with the Company	of Time		in the	by Directors/Trustees
		Served1		Fund Complex
Overseen by
Directors/Trustees2

Independent Nominees

Colleen D. Baldwin	Director/Trustee	Voya Government Money	President, Glantuam Partners,	131	Stanley Global Engineering (2020
(1960)		Market Portfolio, Voya	LLC, a business consulting firm		– Present).
		Intermediate Bond	(January 2009 – Present).
7337 East		Portfolio, Voya Variable
Doubletree Ranch		Funds, and Voya Variable
Road, Suite 100		Portfolios, Inc.: May 2013
Scottsdale, Arizona		– Present
85258-2034
Voya Investors Trust,
Voya Partners, Inc., Voya
Variable Insurance Trust,
and Voya Variable
Products Trust: November
2007 – Present
John V. Boyer	Director/Trustee	Voya Government Money	Retired.	131	None.
(1953)		Market Portfolio, Voya
Intermediate Bond
7337 East		Portfolio, Voya Variable
Doubletree Ranch		Funds, and Voya Variable
Road, Suite 100		Portfolios, Inc.: May 2013
Scottsdale, Arizona		– Present
85258-2034
Voya Investors Trust,
Voya Variable Insurance

Trust, and Voya Variable
Products Trust: January
2005 – Present
Voya Partners, Inc.:
November 1997 – Present

Jody T. Foster	None	N/A	Founder and Chief Executive Officer	N/A	Hussman Funds (2016 – Present);

(1969)			of Symphony Consulting, a provider of		Diamond Hill Funds (2022 –
			recruiting services to investment		Present).
7337 East			management firms (2010 – Present).
Doubletree Ranch
Road, Suite 100
Scottsdale, Arizona
85258-2034
Martin J. Gavin	Director/Trustee	August 2015 – Present	Retired.	131	None.
(1950)
7337 East
Doubletree Ranch
Road, Suite 100
Scottsdale, Arizona
85258-2034

Dennis Johnson	None	N/A	Non-Executive Director, Namib	N/A	None.
(1960)			Minerals (April 2025 –
Present). Formerly,
7337 East			Independent Director,
Doubletree Ranch			EasyKnock (December 2023
Road, Suite 100			– November 2024); Director
Scottsdale, Arizona			of Investments, West Coast
85258-2034			Financial (May 2022 –
December 2023);
Independent Director, Glass
Lewis & Co. (March 2022 –
November 2023).

Joseph E. Obermeyer	Chairperson	January 1, 2025 – Present	President, Obermeyer &	131	None.
(1957)			Associates, Inc., a provider of
	Director/Trustee	Voya Government Money	financial and economic
7337 East		Market Portfolio, Voya	consulting services (November
Doubletree Ranch		Intermediate Bond	1999 – December 2024).
Road, Suite 100		Portfolio, Voya Variable
Scottsdale, Arizona		Funds, and Voya Variable
85258-2034		Portfolios, Inc.: January
2003 – Present
Voya Investors Trust,
Voya Partners, Inc., Voya
Variable Insurance Trust,
and Voya Variable
Products Trust: May 2013
– Present

Sheryl K. Pressler	Director/Trustee	Voya Government Money	Consultant (May 2001 -	131	None.

(1950)		Market Portfolio, Voya	Present).
Intermediate Bond
7337 East		Portfolio, Voya Variable
Doubletree Ranch		Funds, and Voya Variable
Road, Suite 100		Portfolios, Inc.: May 2013
Scottsdale, Arizona		– Present
85258-2034
Voya Investors Trust,
Voya Partners, Inc., Voya
Variable Insurance Trust,
and Voya Variable
Products Trust: January
2006 – Present
Christopher P.	Director/Trustee	October 2015 – Present	Retired.	131	None.
Sullivan
(1954)
7337 East
Doubletree Ranch
Road, Suite 100
Scottsdale, Arizona
85258-2034

Mark R. Wetzel	None	N/A	Retired. Formerly, President,	N/A	None.
(1961)			Fiducient Advisors, an
investment adviser (April
7337 East			2006 – May 2024).
Doubletree Ranch
Road, Suite 100
Scottsdale, Arizona
85258-2034

Interested Nominee

Christian G. Wilson	None	N/A	Head of Product and Strategy, Voya	131	Voya Funds Services, LLC, Voya
(1968)			Investment Management (June 2024 –		Capital, LLC, and Voya Investments,
			Present). President and Chief		LLC (September 2024 – Present).
7337 East			Executive Officer, Voya Funds
Doubletree Ranch			Services, LLC, Voya Capital, LLC,
Road, Suite 100			and Voya Investments, LLC
Scottsdale, Arizona			(September 2024 – Present). Formerly,
85258-2034			Head of Global Client Portfolio
Management, Voya Investment
Management (March 2023 – June
2024); Head of Fixed Income Client
Portfolio Management, Voya
Investment Management (July 2017 –
March 2023).

1Directors/Trustees serve until their successors are duly elected and qualified. The tenure of each Director/Trustee who is not an “interested person” as defined in the 1940 Act, of the Portfolio (as defined below, “Independent Trustee”) is subject to the Board’s retirement policy, which states that each duly elected or appointed Independent Director/Trustee shall retire from and cease to be a member of the Board of Directors/Trustees at the close of business on December 31 of the calendar year in which the Independent Director/Trustee attains the age of 75. A majority vote of the Board’s other Independent Directors/Trustees may extend the retirement date of an Independent Director/Trustee if the retirement would trigger a requirement to hold a meeting of shareholders of the Company under applicable law, whether for the purposes of appointing a successor to the Independent Director/Trustee or otherwise complying under applicable law, in which case the extension would apply until such time as the shareholder meeting can be held or is no longer required (as determined by a vote of a majority of the other Independent Directors/Trustees).

2For the purposes of this table, “Fund Complex” includes the following investment companies: Voya Asia Pacific High Dividend Equity Income Fund; Voya Credit Income Fund; Voya Emerging Markets High Dividend Equity Fund; Voya Enhanced Securitized Income Fund; Voya Equity Trust; Voya Funds Trust; Voya Global Advantage and Premium Opportunity Fund; Voya Global Equity Dividend and Premium Opportunity Fund; Voya Government Money Market Portfolio;

Voya Infrastructure, Industrials and Materials Fund; Voya Intermediate Bond Portfolio; Voya Investors Trust; Voya Mutual Funds; Voya Partners, Inc.; Voya Separate Portfolios Trust; Voya Variable Funds; Voya Variable Insurance Trust; Voya Variable Portfolios, Inc.; and Voya Variable Products Trust. The number of funds in the Fund Complex is as of May 31, 2025.

APPENDIX B: COMPENSATION OF DIRECTORS/TRUSTEES

The following table sets forth compensation information (excluding travel expenses) relating to the Directors/Trustees for the fiscal year ended December 31, 2024. “None” in the table indicates that, because the Fund was not in operation during the fiscal year ended December 31, 2024, no Director/Trustee received any compensation from the Fund during that time.

Portfolio			Independent Directors/Trustees/Nominees
	Colleen D.	John V.	Martin J.	Joseph E.	Sheryl K.	Christopher P.
	Baldwin	Boyer	Gavin	Obermeyer	Pressler	Sullivan
Voya Balanced Income Portfolio	$1,721.00	$1,459.03	$1,459.03	$1,459.03	$1,590.02	$1,459.03
Voya Emerging Markets Index Portfolio	$489.05	$413.08	$413.08	$413.08	$451.06	$413.08
Voya Global Bond Portfolio	$692.99	$585.28	$585.28	$585.28	$639.13	$585.28
Voya Global High Dividend Low Volatility Portfolio	$2,373.92	$2,005.17	$2,005.17	$2,005.17	$2,189.55	$2,005.17
Voya Global Insights Portfolio	$5,568.09	$4,703.07	$4,703.07	$4,703.07	$5,135.58	$4,703.07
Voya Global Perspectives® Portfolio	$307.56	$259.79	$259.79	$259.79	$283.67	$259.79
Voya Government Liquid Assets Portfolio	$5,228.49	$4,417.23	$4,417.23	$4,417.23	$4,822.86	$4,417.23
Voya Government Money Market Portfolio	$3,990.42	$3,371.02	$3,371.02	$3,371.02	$3,680.72	$3,371.02
Voya Growth and Income Portfolio	$10,896.49	$9,209.06	$9,209.06	$9,209.06	$10,052.77	$9,209.06
Voya High Yield Portfolio	$1,873.41	$1,581.07	$1,581.07	$1,581.07	$1,727.24	$1,581.07
Voya Index Plus LargeCap Portfolio	$4,107.27	$3,468.69	$3,468.69	$3,468.69	$3,787.98	$3,468.69
Voya Index Plus MidCap Portfolio	$2,424.83	$2,048.37	$2,048.37	$2,048.37	$2,236.60	$2,048.37
Voya Index Plus SmallCap Portfolio	$1,119.84	$945.95	$945.95	$945.95	$1,032.89	$945.95
Voya Index Solution 2025 Portfolio	$5,107.44	$4,313.40	$4,313.40	$4,313.40	$4,710.42	$4,313.40
Voya Index Solution 2030 Portfolio	$4,556.60	$3,849.24	$3,849.24	$3,849.24	$4,202.92	$3,849.24
Voya Index Solution 2035 Portfolio	$7,577.57	$6,401.54	$6,401.54	$6,401.54	$6,989.56	$6,401.54
Voya Index Solution 2040 Portfolio	$4,763.27	$4,024.79	$4,024.79	$4,024.79	$4,394.03	$4,024.79
Voya Index Solution 2045 Portfolio	$6,141.75	$5,188.94	$5,188.94	$5,188.94	$5,665.35	$5,188.94
Voya Index Solution 2050 Portfolio	$3,962.31	$3,348.29	$3,348.29	$3,348.29	$3,655.30	$3,348.29
Voya Index Solution 2055 Portfolio	$4,030.70	$3,405.75	$3,405.75	$3,405.75	$3,718.22	$3,405.75
Voya Index Solution 2060 Portfolio	$2,415.32	$2,041.28	$2,041.28	$2,041.28	$2,228.30	$2,041.28
Voya Index Solution 2065 Portfolio	$567.42	$479.81	$479.81	$479.81	$523.62	$479.81
Voya Index Solution 2070 Portfolio	None	None	None	None	None	None
Voya Index Solution Income Portfolio	$3,143.15	$2,654.16	$2,654.16	$2,654.16	$2,898.65	$2,654.16
Voya Inflation Protected Bond Plus Portfolio	$1,036.15	$875.18	$875.18	$875.18	$955.67	$875.18
Voya Intermediate Bond Portfolio	$9,146.93	$7,703.84	$7,703.84	$7,703.84	$8,425.38	$7,703.84
Voya International High Dividend Low Volatility	$1,541.08	$1,301.62	$1,301.62	$1,301.62	$1,421.35	$1,301.62
Portfolio
Voya International Index Portfolio	$5,709.23	$4,822.93	$4,822.93	$4,822.93	$5,266.08	$4,822.93
Voya Large Cap Growth Portfolio	$18,225.82	$15,358.66	$15,358.66	$15,358.66	$16,792.24	$15,358.66
Voya Large Cap Value Portfolio	$2,820.07	$2,382.31	$2,382.31	$2,382.31	$2,601.19	$2,382.31
Voya Limited Maturity Bond Portfolio	$1,552.52	$1,310.91	$1,310.91	$1,310.91	$1,431.71	$1,310.91
Voya MidCap Opportunities Portfolio	$5,253.69	$4,437.12	$4,437.12	$4,437.12	$4,845.41	$4,437.12
Voya Retirement Aggressive Portfolio	$8,935.08	$7,547.09	$7,547.09	$7,547.09	$8,241.09	$7,547.09
Voya Retirement Conservative Portfolio	$1,362.57	$1,150.68	$1,150.68	$1,150.68	$1,256.63	$1,150.68
Voya Retirement Moderate Portfolio	$3,334.79	$2,816.68	$2,816.68	$2,816.68	$3,075.74	$2,816.68
Voya Retirement Moderately Aggressive Portfolio	$6,081.99	$5,137.19	$5,137.19	$5,137.19	$5,609.59	$5,137.19
Voya Russell™ Large Cap Growth Index Portfolio	$8,020.96	$6,769.90	$6,769.90	$6,769.90	$7,395.43	$6,769.90
Voya Russell™ Large Cap Index Portfolio	$9,195.73	$7,743.16	$7,743.16	$7,743.16	$8,469.45	$7,743.16
Voya Russell™ Large Cap Value Index Portfolio	$4,707.74	$3,957.74	$3,957.74	$3,957.74	$4,332.74	$3,957.74
Voya Russell™ Mid Cap Growth Index Portfolio	$4,689.98	$3,961.29	$3,961.29	$3,961.29	$4,325.64	$3,961.29
Voya Russell™ Mid Cap Index Portfolio	$4,790.25	$4,047.47	$4,047.47	$4,047.47	$4,418.86	$4,047.47
Voya Russell™ Small Cap Index Portfolio	$2,879.54	$2,432.63	$2,432.63	$2,432.63	$2,656.08	$2,432.63
Voya Small Company Portfolio	$1,426.73	$1,205.36	$1,205.36	$1,205.36	$1,316.04	$1,205.36
Voya SmallCap Opportunities Portfolio	$1,033.07	$872.95	$872.95	$872.95	$953.01	$872.95
Voya Solution 2025 Portfolio	$2,048.48	$1,729.87	$1,729.87	$1,729.87	$1,889.17	$1,729.87
Voya Solution 2030 Portfolio	$266.11	$224.83	$224.83	$224.83	$245.47	$224.83
Voya Solution 2035 Portfolio	$2,851.90	$2,408.98	$2,408.98	$2,408.98	$2,630.44	$2,408.98
Voya Solution 2040 Portfolio	$211.73	$178.97	$178.97	$178.97	$195.35	$178.97
Voya Solution 2045 Portfolio	$2,228.29	$1,882.36	$1,882.36	$1,882.36	$2,055.32	$1,882.36
Voya Solution 2050 Portfolio	$190.87	$161.30	$161.30	$161.30	$176.09	$161.30
Voya Solution 2055 Portfolio	$823.63	$695.72	$695.72	$695.72	$759.67	$695.72
Voya Solution 2060 Portfolio	$134.78	$113.91	$113.91	$113.91	$124.34	$113.91
Voya Solution 2065 Portfolio	$78.97	$66.77	$66.77	$66.77	$72.87	$66.77
Voya Solution 2070 Portfolio	None	None	None	None	None	None
Voya Solution Aggressive Portfolio	$488.59	$415.31	$415.31	$415.31	$451.95	$415.31
Voya Solution Balanced Portfolio	$536.98	$455.90	$455.90	$455.90	$496.44	$455.90
Voya Solution Conservative Portfolio	$236.50	$201.34	$201.34	$201.34	$218.92	$201.34
Voya Solution Income Portfolio	$830.06	$700.87	$700.87	$700.87	$765.46	$700.87
Voya Solution Moderately Aggressive Portfolio	$2,304.75	$1,946.91	$1,946.91	$1,946.91	$2,125.83	$1,946.91
Voya U.S. Bond Index Portfolio	$7,730.54	$6,529.68	$6,529.68	$6,529.68	$7,130.11	$6,529.68
Voya U.S. Stock Index Portfolio	$21,064.08	$17,791.63	$17,791.63	$17,791.63	$19,427.85	$17,791.63
Voya VACS Index Series EM Portfolio	$1,664.37	$1,406.20	$1,406.20	$1,406.20	$1,535.29	$1,406.20
Voya VACS Index Series I Portfolio	$7,923.02	$6,693.22	$6,693.22	$6,693.22	$7,308.12	$6,693.22
Voya VACS Index Series MC Portfolio	$2,317.44	$1,956.85	$1,956.85	$1,956.85	$2,137.15	$1,956.85
Voya VACS Index Series S Portfolio	$18,342.05	$15,498.76	$15,498.76	$15,498.76	$16,920.40	$15,498.76
Voya VACS Index Series SC Portfolio	$1,482.88	$1,252.77	$1,252.77	$1,252.77	$1,367.83	$1,252.77
VY® American Century Small-Mid Cap Value Portfolio	$1,485.19	$1,254.66	$1,254.66	$1,254.66	$1,369.93	$1,254.66
VY® Baron Growth Portfolio	$2,266.27	$1,914.13	$1,914.13	$1,914.13	$2,090.20	$1,914.13
VY® BrandywineGLOBAL – Bond Portfolio	$1,063.95	$898.42	$898.42	$898.42	$981.18	$898.42
VY® CBRE Global Real Estate Portfolio	$864.07	$730.08	$730.08	$730.08	$797.08	$730.08
VY® CBRE Real Estate Portfolio	$866.07	$731.71	$731.71	$731.71	$798.89	$731.71
VY® Columbia Contrarian Core Portfolio	$357.62	$302.19	$302.19	$302.19	$329.91	$302.19
VY® Columbia Small Cap Value II Portfolio	$688.37	$581.33	$581.33	$581.33	$634.85	$581.33
VY® Invesco Comstock Portfolio	$1,188.60	$1,003.81	$1,003.81	$1,003.81	$1,096.21	$1,003.81
VY® Invesco Equity and Income Portfolio	$4,188.47	$3,528.53	$3,528.53	$3,528.53	$3,858.50	$3,528.53
VY® Invesco Growth and Income Portfolio	$1,553.24	$1,307.83	$1,307.83	$1,307.83	$1,430.53	$1,307.83
VY® JPMorgan Emerging Markets Equity Portfolio	$1,396.60	$1,179.65	$1,179.65	$1,179.65	$1,288.12	$1,179.65
VY® JPMorgan Mid Cap Value Portfolio	$1,467.06	$1,239.19	$1,239.19	$1,239.19	$1,353.13	$1,239.19
VY® JPMorgan Small Cap Core Equity Portfolio	$2,113.78	$1,785.59	$1,785.59	$1,785.59	$1,949.69	$1,785.59
VY® Morgan Stanley Global Franchise Portfolio	$1,496.62	$1,264.12	$1,264.12	$1,264.12	$1,380.37	$1,264.12
VY® T. Rowe Price Capital Appreciation Portfolio	$37,941.80	$32,020.43	$32,020.43	$32,020.43	$34,981.11	$32,020.43
VY® T. Rowe Price Diversified Mid Cap Growth	$5,246.32	$4,432.25	$4,432.25	$4,432.25	$4,839.28	$4,432.25
Portfolio
VY® T. Rowe Price Equity Income Portfolio	$1,678.58	$1,418.02	$1,418.02	$1,418.02	$1,548.30	$1,418.02
VY® T. Rowe Price Growth Equity Portfolio	$7,372.01	$6,227.75	$6,227.75	$6,227.75	$6,799.88	$6,227.75
Total Compensation from the Portfolios	$450,000	$380,000	$380,000	$380,0001	$415,000	$380,000

1 During the fiscal year ended December 31, 2024, Mr. Obermeyer deferred $38,000 of his compensation from the Voya family of funds.

APPENDIX C:The following table shows the dollar range of shares beneficially owned by the Directors/Trustees or Director/Trustee Nominees in each Portfolio and in any investment company overseen by the Directors/Trustees in the Voya Fund Family as of December 31, 2024 unless otherwise noted:

Interested
Director/Trustee/
Portfolio	Independent Directors/Trustees/Nominees	Nominee
	Colleen D.	John V.	Jody T.	Martin J.	Dennis	Joseph E.	Sheryl K.	Christopher P.	Mark R.	Christian G. Wilson
	Baldwin	Boyer	Foster	Gavin	Johnson	Obermeyer	Pressler	Sullivan	Wetzel

Voya	None	None	None	None	None	None	None	None	None	None
Balanced
Income
Portfolio
Voya	None	None	None	None	None	None	None	None	None	None
Emerging
Markets Index
Portfolio
Voya Global	None	None	None	None	None	None	None	None	None	None
Bond
Portfolio
Voya Global	None	None	None	None	None	None	None	None	None	None
High
Dividend Low
Volatility
Portfolio
Voya Global	None	None	None	None	None	None	None	None	None	None
Insights
Portfolio
Voya Global	None	None	None	None	None	None	None	None	None	None
Perspectives®
Portfolio
Voya	None	None	None	None	None	None	None	None	None	None
Government
Liquid Assets
Portfolio
Voya	None	None	None	None	None	None	None	None	None	None
Government
Money
Market
Portfolio
Voya Growth	None	None	None	None	None	None	None	None	None	None
and Income
Portfolio
Voya High	None	None	None	None	None	None	None	None	None	None
Yield
Portfolio
Voya Index	None	None	None	None	None	None	None	None	None	None
Plus LargeCap
Portfolio
Voya Index	None	None	None	None	None	None	None	None	None	None
Plus MidCap
Portfolio
Voya Index	None	None	None	None	None	None	None	None	None	None
Plus SmallCap
Portfolio
Voya Index	None	None	None	None	None	None	None	None	None	None
Solution 2025
Portfolio
Voya Index	None	None	None	None	None	None	None	None	None	None
Solution 2030
Portfolio
Voya Index	None	None	None	None	None	None	None	None	None	None
Solution 2035
Portfolio
Voya Index	None	None	None	None	None	None	None	None	None	None
Solution 2040
Portfolio
Voya Index	None	None	None	None	None	None	None	None	None	None
Solution 2045
Portfolio
Voya Index	None	None	None	None	None	None	None	None	None	None
Solution 2050
Portfolio
Voya Index	None	None	None	None	None	None	None	None	None	None
Solution 2055
Portfolio
Voya Index	None	None	None	None	None	None	None	None	None	None
Solution 2060
Portfolio
Voya Index	None	None	None	None	None	None	None	None	None	None
Solution 2065
Portfolio
Voya Index	None	None	None	None	None	None	None	None	None	None
Solution 2070
Portfolio
Voya Index	None	None	None	None	None	None	None	None	None	None
Solution
Income
Portfolio
Voya Inflation	None	None	None	None	None	None	None	None	None	None
Protected
Bond Plus
Portfolio
Voya	None	None	None	None	None	None	None	None	None	None
Intermediate
Bond
Portfolio
Voya	None	None	None	None	None	None	None	None	None	None
International
High
Dividend Low
Volatility
Portfolio
Voya	None	None	None	None	None	None	None	None	None	None
International
Index
Portfolio
Voya Large	None	None	None	None	None	None	None	None	None	None
Cap Growth
Portfolio
Voya Large	None	None	None	None	None	None	None	None	None	None
Cap Value
Portfolio
Voya Limited	None	None	None	None	None	None	None	None	None	None
Maturity Bond
Portfolio
Voya MidCap	None	None	None	None	None	None	None	None	None	None
Opportunities
Portfolio
Voya	None	None	None	None	None	None	None	None	None	None
Retirement
Aggressive
Portfolio
Voya	None	None	None	None	None	None	None	None	None	None
Retirement
Conservative
Portfolio
Voya	None	None	None	None	None	None	None	None	None	None
Retirement
Moderate
Portfolio
Voya	None	None	None	None	None	None	None	None	None	None
Retirement
Moderately
Aggressive
Portfolio
Voya	None	None	None	None	None	None	None	None	None	None
Russell™
Large Cap
Growth Index
Portfolio
Voya	None	None	None	None	None	None	None	None	None	None
Russell™
Large Cap
Index
Portfolio
Voya	None	None	None	None	None	None	None	None	None	None
Russell™
Large Cap
Value Index
Portfolio
Voya	None	None	None	None	None	None	None	None	None	None
Russell™ Mid
Cap Growth
Index
Portfolio
Voya	None	None	None	None	None	None	None	None	None	None
Russell™ Mid
Cap Index
Portfolio
Voya	None	None	None	None	None	None	None	None	None	None
Russell™
Small Cap
Index
Portfolio
Voya Small	None	None	None	None	None	None	None	None	None	None
Company
Portfolio
Voya	None	None	None	None	None	None	None	None	None	None
SmallCap
Opportunities
Portfolio
Voya Solution	None	None	None	None	None	None	None	None	None	None
2025 Portfolio
Voya Solution	None	None	None	None	None	None	None	None	None	None
2030 Portfolio
Voya Solution	None	None	None	None	None	None	None	None	None	None
2035 Portfolio
Voya Solution	None	None	None	None	None	None	None	None	None	None
2040 Portfolio
Voya Solution	None	None	None	None	None	None	None	None	None	None
2045 Portfolio
Voya Solution	None	None	None	None	None	None	None	None	None	None
2050 Portfolio
Voya Solution	None	None	None	None	None	None	None	None	None	None
2055 Portfolio
Voya Solution	None	None	None	None	None	None	None	None	None	None
2060 Portfolio
Voya Solution	None	None	None	None	None	None	None	None	None	None
2065 Portfolio
Voya Solution	None	None	None	None	None	None	None	None	None	None
2070 Portfolio
Voya Solution	None	None	None	None	None	None	None	None	None	None
Aggressive
Portfolio
Voya Solution	None	None	None	None	None	None	None	None	None	None
Balanced
Portfolio
Voya Solution	None	None	None	None	None	None	None	None	None	None
Conservative
Portfolio
Voya Solution	None	None	None	None	None	None	None	None	None	None
Income
Portfolio
Voya Solution	None	None	None	None	None	None	None	None	None	None
Moderately
Aggressive
Portfolio
Voya U.S.	None	None	None	None	None	None	None	None	None	None
Bond Index
Portfolio
Voya U.S.	None	None	None	None	None	None	None	None	None	None
Stock Index
Portfolio
Voya VACS	None	None	None	None	None	None	None	None	None	None
Index Series
EM Portfolio
Voya VACS	None	None	None	None	None	None	None	None	None	None
Index Series I
Portfolio
Voya VACS	None	None	None	None	None	None	None	None	None	None
Index Series
MC Portfolio
Voya VACS	None	None	None	None	None	None	None	None	None	None
Index Series S
Portfolio
Voya VACS	None	None	None	None	None	None	None	None	None	None
Index Series
SC Portfolio
VY®	None	None	None	None	None	None	None	None	None	None
American
Century
Small-Mid
Cap Value
Portfolio
VY® Baron	None	None	None	None	None	None	None	None	None	None
Growth
Portfolio
VY®	None	None	None	None	None	None	None	None	None	None
BrandywineG
LOBAL –
Bond
Portfolio
VY® CBRE	None	None	None	None	None	None	None	None	None	None
Global Real

Estate

Portfolio

VY® CBRE	None	None	None	None	None	None	None	None	None	None
Real Estate
Portfolio
VY®	None	None	None	None	None	None	None	None	None	None
Columbia
Contrarian
Core Portfolio
VY®	None	None	None	None	None	None	None	None	None	None
Columbia
Small Cap
Value II
Portfolio
VY® Invesco	None	None	None	None	None	None	None	None	None	None
Comstock
Portfolio
VY® Invesco	None	None	None	None	None	None	None	None	None	None
Equity and
Income
Portfolio
VY® Invesco	None	None	None	None	None	None	None	None	None	None
Growth and
Income
Portfolio
VY®	None	None	None	None	None	None	None	None	None	None
JPMorgan
Emerging
Markets
Equity
Portfolio
VY®	None	None	None	None	None	None	None	None	None	None
JPMorgan
Mid Cap
Value
Portfolio
VY®	None	None	None	None	None	None	None	None	None	None
JPMorgan
Small Cap
Core Equity
Portfolio
VY® Morgan	None	None	None	None	None	None	None	None	None	None
Stanley
Global
Franchise
Portfolio
VY® T. Rowe	None	None	None	None	None	None	None	None	None	None
Price Capital
Appreciation
Portfolio
VY® T. Rowe	None	None	None	None	None	None	None	None	None	None
Price
Diversified
Mid Cap
Growth
Portfolio
VY® T. Rowe	None	None	None	None	None	None	None	None	None	None
Price Equity
Income
Portfolio
VY® T. Rowe	None	None	None	None	None	None	None	None	None	None
Price Growth
Equity
Portfolio
Aggregate	Over	Over	None	Over	None	Over $100,0001	Over	Over	None	None
Across the	$100,0001	$100,0001		$100,0001			$100,0001	$100,000
Fund
Complex
1	Includes the value of shares in which a Director/Trustee/Nominee has an indirect interest through a deferred compensation plan and/or 401(k) plan.

APPENDIX D: NUMBER OF COMMITTEE MEETINGS

The below table sets forth the number of committee meetings for each Company as of such Company’s most recently completed fiscal year.

			Investment	Investment
		Nominating and	Review	Review	Contracts	Compliance
Company	Audit Committee	Governance	Committee E	Committee F	Committee	Committee
Voya Government Money Market Portfolio	5	3	5	5	5	4
Voya Intermediate Bond Portfolio	5	3	5	5	5	4
Voya Investors Trust	5	3	5	5	5	4
Voya Partners, Inc.	5	3	5	5	5	4
Voya Variable Funds	5	3	5	5	5	4
Voya Variable Insurance Trust	5	3	5	5	5	4
Voya Variable Portfolios, Inc.	5	3	5	5	5	4
Voya Variable Products Trust	5	3	5	5	5	4
APPENDIX E: EXECUTIVE OFFICERS OF THE COMPANIES

Name, Address and	Position(s) Held	Term of Office and	Principal Occupation(s) During the Past 5 Years
Year of Birth	with the Company	Length of Time Served1

Christian G. Wilson	President and	September 2024 –	Director, President, and Chief Executive Officer, Voya Funds Services,
(1968)	Chief/Principal	Present	LLC, Voya Capital, LLC, and Voya Investments, LLC (September 2024 –
	Executive Officer		Present); Head of Product and Strategy, Voya Investment Management
5780 Powers Ferry			(June 2024 – Present). Formerly, Head of Global Client Portfolio
Road NW			Management, Voya Investment Management (March 2023 – June 2024);
Atlanta, Georgia			Head of Fixed Income Client Portfolio Management, Voya Investment
30327			Management (July 2017 – March 2023).

Jonathan Nash	Executive Vice	March 2020 – Present	Head of Investment Risk for Equity and Funds, Voya Investment

(1967)	President		Management (April 2024 – Present); Executive Vice President and Chief
Investment Risk Officer, Voya Investments, LLC (March 2020 – Present);
200 Park Avenue	Chief Investment		Formerly, Senior Vice President, Investment Risk
New York, New York	Risk Officer		Management, Voya Investment Management (March 2017 – March 2024).
10169
Steven Hartstein	Chief Compliance	December 2022 –	Senior Vice President, Voya Investment Management (December 2022 –
(1963)	Officer	Present	Present). Formerly, Head of Funds Compliance, Brighthouse Financial,
Inc.; and Chief Compliance Officer, Brighthouse Funds and Brighthouse
200 Park Avenue			Investment Advisers, LLC (March 2017 – December 2022).
New York, New York
10169

Todd Modic	Senior Vice	March 2005 – Present	Director and Senior Vice President, Voya Capital, LLC and Voya Funds

(1967)	President,		Services, LLC(September 2022 – Present); Director, Voya Investments,
	Chief/Principal		LLC (September 2022 – Present); Senior Vice President, Voya
7337 East	Financial Officer		Investments, LLC (April 2005 – Present). Formerly, President, Voya Funds
Doubletree Ranch	and Assistant		Services, LLC (March 2018 – September 2022).
Road, Suite 100	Secretary
Scottsdale, Arizona
85258-2034

Kimberly A. Anderson	Senior Vice	Voya Government Money	Senior Vice President, Voya Investments, LLC (September 2003 –
(1964)	President	Market Portfolio; Voya	Present).
Intermediate Bond Portfolio;
7337 East		Voya Investors Trust; Voya
Doubletree Ranch		Variable Funds; Voya
Road, Suite 100		Variable Insurance Trust;
Scottsdale, Arizona		Voya Variable Products
85258-2034		Trust; and Voya Variable
Portfolios, Inc: December
2003 – Present
Voya Partners, Inc.: March
2005 – Present

Sara M. Donaldson	Senior Vice	June 2022 – Present	Senior Vice President, Voya Investments, LLC (February 2022 – Present);

(1959)	President		Senior Vice President, Head of Active Ownership, Voya Investment
Management (September 2021 – Present). Formerly, Vice President, Voya
7337 East			Investments, LLC (October 2015 – February 2022); Vice President, Head
Doubletree Ranch			of Proxy Voting, Voya Investment Management (October 2015 – August
Road, Suite 100			2021).
Scottsdale, Arizona
85258-2034
Jason Kadavy	Senior Vice	September 2023 –	Senior Vice President, Voya Investments, LLC and Voya Funds Services,
(1976)	President	Present	LLC (September 2023 – Present). Formerly, Vice President, Voya
Investments, LLC (October 2015 – September 2023); Vice President, Voya
7337 East			Funds Services, LLC (July 2007 – September 2023).
Doubletree Ranch
Road, Suite 100
Scottsdale, Arizona
85258-2034

Joanne F. Osberg	Senior Vice	March 2023 – Present	Senior Vice President and Chief Counsel, Voya Investment Management -

(1982)	President		Mutual Fund Legal Department, and Senior Vice President and Secretary,
Voya Investments, LLC, Voya Capital, LLC, and Voya Funds Services,
7337 East	Secretary	September 2020 –	LLC (March 2023 – Present). Formerly, Secretary, Voya Capital, LLC
Doubletree Ranch		Present	(August 2022 – March 2023); Vice President and Secretary, Voya
Road, Suite 100			Investments, LLC and Voya Funds Services, LLC and Vice President and
Scottsdale, Arizona			Senior Counsel, Voya Investment Management – Mutual Fund Legal
85258-2034			Department (September 2020 – March 2023); Vice President and Counsel,

Voya Investment Management – Mutual Fund Legal Department (January

2013 – September 2020).

Andrew K. Schlueter	Senior Vice	June 2022 – Present	Senior Vice President, Head of Investment Operations Support, Voya
(1976)	President		Investment Management (April 2023 – Present); Vice President, Voya
Investments Distributor, LLC (April 2018 – Present); Vice President, Voya
7337 East			Investments, LLC and Voya Funds Services, LLC (March 2018 – Present).
Doubletree Ranch			Formerly, Senior Vice President, Head of Mutual Fund Operations, Voya
Road, Suite 100			Investment Management (March 2022 – March 2023); Vice President,
Scottsdale, Arizona			Head of Mutual Fund Operations, Voya Investment Management (February
85258-2034			2018 – February 2022).

Robert Terris	Senior Vice	Voya Investors Trust; Voya	Senior Vice President, Head of Future State Operating Model Design,

(1970)	President	Partners, Inc.; Voya Variable	Voya Investment Management (April 2023 – Present); Senior Vice
		Insurance Trust; Voya	President, Voya Investments, LLC and Voya Investments Distributor, LLC
5780 Powers Ferry		Variable Products Trust: May	(April 2018 – Present); Senior Vice President, Voya Funds Services, LLC
Road NW		2006 – Present	(March 2006 – Present).
Atlanta, Georgia
30327		Voya Government Money
Market Portfolio; Voya
Intermediate Bond Portfolio;
Voya Variable Funds; and
Voya Variable Portfolios,
Inc.: June 2006 – Present
Fred Bedoya	Vice President,	September 2012 –	Vice President, Voya Investments, LLC (October 2015 – Present); Vice
(1973)	Principal	Present	President, Voya Funds Services, LLC (July 2012 – Present).
Accounting Officer
7337 East	and Treasurer
Doubletree Ranch
Road, Suite 100
Scottsdale, Arizona
85258-2034

Robyn L. Ichilov	Vice President	Voya Government Money	Vice President Voya Investments, LLC (August 1997 – Present); Vice

(1967)		Market Portfolio; Voya	President, Voya Funds Services, LLC (November 1995 – Present).
Intermediate Bond Portfolio;
7337 East		Voya Variable Funds; Voya
Doubletree Ranch		Variable Insurance Trust; and
Road, Suite 100		Voya Variable Portfolios,
Scottsdale, Arizona		Inc.: March 2002 – Present
85258-2034
Voya Investors Trust and
Voya Variable Products
Trust: November 1999 –
Present
Voya Partners, Inc.: January
2005 – Present
Erica McKenna	Vice President	June 2022 – Present	Vice President, Head of Mutual Fund Compliance and Chief Compliance
(1972)			Officer, Voya Investments, LLC (May 2022 – Present). Formerly, Vice
President, Fund Compliance Manager, Voya Investments, LLC (March
7337 East			2021 – May 2022); Assistant Vice President, Fund Compliance Manager,
Doubletree Ranch			Voya Investments, LLC (December 2016 – March 2021).
Road, Suite 100
Scottsdale, Arizona
85258-2034

Craig Wheeler	Vice President	May 2013 – Present	Vice President – Director of Tax, Voya Investments, LLC (October 2015 –

(1969)			Present).
7337 East
Doubletree Ranch
Road, Suite 100
Scottsdale, Arizona
85258-2034
Gizachew Wubishet	Vice President	March 2024 – Present	Vice President and Counsel, Voya Investment Management – Mutual Fund
(1976)			Legal Department (March 2024 – Present). Formerly, Assistant Vice
	Assistant		President and Counsel, Voya Investment Management - Mutual Fund Legal
7337 East	Secretary	June 2022 – Present	Department (May 2019 – February 2024).
Doubletree Ranch
Road, Suite 100
Scottsdale, Arizona

85258-2034

Nicholas C.D. Ward	Assistant Vice	June 2022 – Present	Assistant Vice President and Counsel, Voya Investment Management –
(1993)	President and		Mutual Fund Legal Department (March 2024 – Present); Formerly,
	Assistant		Counsel, Voya Investment Management – Mutual Fund Legal Department
7337 East	Secretary		(November 2021 – February 2024); Associate, Dechert LLP (October 2018
Doubletree Ranch			– November 2021).
Road, Suite 100
Scottsdale, Arizona
85258-2034
Monia Piacenti	Anti-Money	June 2018 – Present	Compliance Manager, Voya Financial, Inc. (March 2023 – Present); Anti-
(1976)	Laundering		Money Laundering Officer, Voya Investments Distributor, LLC, Voya
	Officer		Investment Management, and Voya Investment Management Trust Co.
One Orange Way			(June 2018 – Present); Formerly, Compliance Consultant Voya Financial,
Windsor, Connecticut			Inc. (January 2019 – February 2023).
06095

1 The Officers hold office until the next annual meeting of the Board of Directors/Trustees and until their successors shall have been elected and qualified.

APPENDIX F: SHARES OUTSTANDING

As of the Record Date, the total number of shares outstanding for each Portfolio is set forth in the table below:

Portfolio Name	Class A	Class C	Class I	Class R	Class R6	Class W

APPENDIX G: BENEFICIAL OWNERSHIP OF SHARES
Amount and Nature of
Share Class	Name and Address of Beneficial Owner	Beneficial Ownership	Percent of Class

[Portfolio Name]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[Portfolio Name]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[Portfolio Name]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]
[ ]	[ ]	[ ]	[ ]

APPENDIX H: INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES

The following table shows the aggregate fees billed to the Companies for professional services rendered by Ernst & Young for the 2023 and 2024 fiscal years. The table summarizes fees billed (or to be billed) by Ernst & Young for work performed relating to each applicable period identified below.

Company	Audit Fees(a)		Audit-Related Fees(b)		Tax Fees(c)		All Other Fees(d)
	12/31/2024	12/31/2023	12/31/2024	12/31/2023	12/31/2024	12/31/2023	12/31/2024	12/31/2023
Voya Government Money	$18,894.76	$16,362.46	$0	$0	$5,830.50	$5,432.50	$0	$0
Market Portfolio

Voya Intermediate Bond	$34,340.10	$58,349.39	$0	$0	$10,230.50	$9,532.50	$0	$0
Portfolio

Voya Investors Trust	$581,150.47	$568,680.93	$0	$0	$135,228.00	$106,315.50	$0	$0

Voya Partners, Inc.	$804,130.00	$795,850.00	$0	$0	$187,111.00	$169,841.50	$0	$0

Voya Variable Funds	$54,437.33	$47,233.39	$0	$0	$8,580.00	$7,995.00	$0	$0

Voya Variable Insurance	$32,241.30	$31,545.09	$0	$0	$5,830.50	$5,432.50	$0	$0
Trust

Voya Variable Portfolios,	$357,466.04	$351,027.46	$0	$0	$210,307.00	$88,662.00	$0	$0
Inc.

Voya Variable Products	$44,470.00	$42,670.00	$0	$0	$17,160.00	$15,990.00	$0	$0
Trust

(a)“Audit Fees” include amounts for professional services rendered by Ernst & Young for the audit of the Companies’ annual financial statements or services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements.

(b)“Audit-Related Fees” include amounts for assurance and related services by Ernst & Young that are reasonably related to the performance of the audit of the Companies’ financial statements.

(c)“Tax Fees” include amounts for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning. Fees disclosed under this category are for professional services related to review and execution of federal, state and excise tax returns and advice concerning tax compliance and planning.

(d)“All Other Fees” include amounts for products and services provided by Ernst & Young, other than the services reported under items (a) through (c) in the chart above.

7337 EAST DOUBLETREE RANCH ROAD SUITE 100

SCOTTSDALE, ARIZONA 85258-2034

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

The Board of Directors/Trustees recommends a vote FOR the proposal.

1.To elect the following Directors/Trustees to their respective Board

of Directors/Trustees (the “Board”):		For Against Abstain
1a.	Colleen D. Baldwin	☐	☐	☐
1b.	John V. Boyer	☐	☐	☐
1c.	Jody T. Foster	☐	☐	☐
1d.	Martin J. Gavin	☐	☐	☐
1e.	Dennis Johnson, CFA	☐	☐	☐
1f.	Joseph E. Obermeyer	☐	☐	☐

SCAN TO w

VIEW MATERIALS &VOTE

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and

follow the online directions.

VOTE BY MAIL: Check the appropriate boxes on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A JOINT SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON SEPTEMBER 11, 2025.

V76225-S15666	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

For Against Abstain

1g.	Sheryl K. Pressler	☐	☐	☐
1h.	Christopher P. Sullivan	☐	☐	☐
1i.	Mark R. Wetzel	☐	☐	☐
1j.	Christian G. Wilson	☐	☐	☐

2.To transact such other business, not currently contemplated, that may properly come before the Joint Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

To avoid the added cost of follow-up solicitations and possible adjournments, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this Proxy Ballot and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting to be Held on

September 11, 2025:

The Proxy Statement for the Joint Special Meeting and the Notice of the Joint Special Meeting are available at WWW.PROXYVOTE.COM/VOYA.

V76226-S15666

VOYA GOVERNMENT MONEY MARKET PORTFOLIO

VOYA INTERMEDIATE BOND PORTFOLIO

VOYA INVESTORS TRUST

VOYA PARTNERS, INC.

VOYA VARIABLE FUNDS

VOYA VARIABLE INSURANCE TRUST

VOYA VARIABLE PORTFOLIOS, INC.

VOYA VARIABLE PRODUCTS TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS/TRUSTEES

The undersigned hereby appoints Joanne F. Osberg and Todd Modic, or any one or all of them, proxies, with full power of substitution, to vote all shares of the Fund referenced above, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held virtually on September 11, 2025 at 1:00 p.m. MST, and at any adjournment(s) or postponement(s) thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Proxy Statement for the Joint Special Meeting. To register to attend the Virtual Shareholder Meeting visit the website: https://www.viewproxy.com/voya/broadridgevsm.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposal.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.

7337 EAST DOUBLETREE RANCH ROAD SUITE 100

SCOTTSDALE, ARIZONA 85258-2034

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR THE PROPOSALS.

SCAN TO w

VIEW MATERIALS &VOTE

3 EASY WAYS TO VOTE YOUR PROXY

VOTE BY PHONE: Call toll-free 1-877-907-7646 and follow the recorded instructions.

VOTE ON THE INTERNET: Log on to Proxyvote.com and

follow the online directions.

VOTE BY MAIL: Check the appropriate boxes on the Proxy Ballot below, sign and date the Proxy Ballot and return in the envelope provided.

If you vote via phone or the Internet, you do not need to return your Proxy Ballot. PROXY FOR A JOINT SPECIAL MEETING OF

SHAREHOLDERS TO BE HELD ON SEPTEMBER 11, 2025.

V76227-S15666	KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

1.To elect the following Trustees to their respective Board of Trustees (the “Board”):

1a. Colleen D. Baldwin

1b. John V. Boyer

1c. Jody T. Foster

1d. Martin J. Gavin

1e. Dennis Johnson, CFA

1f. Joseph E. Obermeyer

For Against Abstain

☐   ☐   ☐

☐   ☐   ☐

☐   ☐   ☐

☐   ☐   ☐

☐   ☐   ☐

☐   ☐   ☐

1g. Sheryl K. Pressler

1h. Christopher P. Sullivan

1i. Mark R. Wetzel

1j. Christian G. Wilson

2.To approve a change in the VY® CBRE Real Estate Portfolio sub-classification under the Investment Company Act of 1940, as amended, from “diversified” to “non-diversified,” including the elimination of the related fundamental investment restriction for the VY® CBRE Real Estate Portfolio.

3.To transact such other business, not currently contemplated, that may properly come before the Joint Special Meeting, or any adjournments or postponements thereof, in the discretion of the proxies or their substitutes.

For Against Abstain

☐   ☐   ☐

☐   ☐   ☐

☐   ☐   ☐

☐   ☐   ☐

☐   ☐   ☐

To avoid the added cost of follow-up solicitations and possible adjournments, we strongly urge you to review, complete and return your Proxy Ballot as soon as possible. Your vote is important regardless of the number of shares owned. If you vote via phone or the Internet, you do not need to return your Proxy Ballot.

Please vote, date and sign this Proxy Ballot and return it promptly in the enclosed envelope.

This Proxy Ballot must be signed exactly as your name(s) appear(s) hereon. If as an attorney, executor, guardian or in some representative capacity or as an officer of a corporation, please add title(s) as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Joint Special Meeting to be Held on

September 11, 2025:

The Proxy Statement for the Joint Special Meeting and the Notice of the Joint Special Meeting are available at WWW.PROXYVOTE.COM/VOYA.

V76228-S15666

VY® CBRE Real Estate Portfolio

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Joanne F. Osberg and Todd Modic, or any one or all of them, proxies, with full power of substitution, to vote all shares of the Fund referenced above, which the undersigned is entitled to vote at the Joint Special Meeting of Shareholders to be held virtually on September 11, 2025 at 1:00 p.m. MST, and at any adjournment(s) or postponement(s) thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposals, as more fully described in the Proxy Statement for the Joint Special Meeting. To register to attend the Virtual Shareholder Meeting visit the website: https://www.viewproxy.com/voya/broadridgevsm.

This proxy will be voted as instructed. If no specification is made, the proxy will be voted "FOR" the proposals.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.